                        SUPPLEMENT DATED MAY 2, 2005 TO

                      PROSPECTUS DATED APRIL 29, 2005 FOR

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                                  THROUGH ITS

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The Portfolios

  Janus Aspen Series

The investment objective of the Janus Aspen Series -- Balanced Portfolio is revised in the prospectus to read as follows:

   Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

The investment objective of the Janus Aspen Series -- Forty Portfolio is revised in the prospectus to read as follows:

   A non-diversified* portfolio that seeks long-term growth of capital.

   * A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and the net asset value of a non-diversified portfolio than a diversified portfolio.

Please refer to the prospectus and any prospectus supplements for the Janus Aspen Series -- Balanced Portfolio and the Janus Aspen Series -- Forty Portfolio for additional information.

                                Prospectus For
                   Flexible Premium Variable Universal Life
                              Insurance Policies

                                  Policy Form
                                  P1250 9/97

                                  Issued by:
                     GE Life and Annuity Assurance Company
                     GE Life & Annuity Separate Account II
                            6610 West Broad Street
                           Richmond, Virginia 23230

                         Variable Life Service Center:
                          3100 Albert Lankford Drive
                           Lynchburg, Virginia 24501
                       Telephone Number: (800) 352-9910

--------------------------------------------------------------------------------

This prospectus contains information about the Policy that the owner ("you") should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

This prospectus describes a flexible premium variable universal life insurance policy (the "Policy") offered by GE Life and Annuity Assurance Company ("we," "us," "our," or the "Company"). The purpose of this Policy is to provide life insurance protection for the beneficiary(ies) named on the Policy. We offer the Policy on a single life where we will pay a Death Benefit upon the death of the Insured.

Your Account Value accumulates on a variable basis. We will invest your assets in the available Subaccounts of GE Life & Annuity Separate Account II (the "Separate Account") that you select. Each Subaccount invests in shares of a Portfolio. You bear the investment risk of investing in the Subaccounts.

Your Policy provides for a Surrender Value. The amount of your Surrender Value will depend upon the investment performance of the Subaccounts you select. Investors assume certain risks when investing in the Policy, including the risk of losing money. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

We guarantee the Death Benefit for as long as the Policy is in force. The Surrender Value is not guaranteed. The Policy will lapse if the Surrender Value is insufficient to cover Policy charges. We guarantee to keep the Policy in force as long as minimum premium requirements are met.

You may cancel your Policy during the free-look period. Please note that replacing your existing insurance coverage with this Policy might not be to your advantage.

Neither the U.S. Government nor any governmental agency insures or guarantees your investment in the Policy.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

The date of this prospectus is April 29, 2005.

Table of Contents



                Fee Tables..................................................  5
                   Transaction Fees.........................................  5
                   Periodic Charges Other Than Portfolio Operating Expenses.  6
                   Periodic Charges for Optional Riders.....................  7
                   Total Annual Portfolio Operating Expenses................  8

                Summary of Benefits and Risks...............................  9
                   Benefits of Your Policy..................................  9
                   Risks of Your Policy..................................... 11

                The Company................................................. 15

                The Separate Account........................................ 16
                   Changes to the Separate Account.......................... 16

                The Portfolios.............................................. 18
                   The Subaccounts.......................................... 18
                   Voting Rights............................................ 25

                Charges and Deductions...................................... 26
                   Premium Charge........................................... 26
                   Monthly Deduction........................................ 26
                   Cost of Insurance........................................ 26
                   Monthly Policy Charge.................................... 28
                   Increase in Specified Amount Charge...................... 28
                   Mortality and Expense Risk Charge........................ 28
                   Surrender Charge......................................... 28
                   Partial Surrender Processing Fee......................... 30
                   Other Charges............................................ 30
                   Reduction of Charges for Group Sales..................... 30

                The Policy.................................................. 31
                   Applying for a Policy.................................... 31
                   Owner.................................................... 32
                   Beneficiary.............................................. 32
                   Changing the Owner or Beneficiary(ies)................... 32
                   Canceling a Policy....................................... 32

                Premiums.................................................... 33
                   General.................................................. 33
                   Tax-Free Exchanges (1035 Exchanges)...................... 33
                   Certain Internal Exchanges............................... 34
                   Periodic Premium Plan.................................... 34
                   Allocating Premiums...................................... 34

                          How Your Account Value Varies..................... 36
                             Account Value.................................. 36
                             Surrender Value................................ 36
                             Subaccount Values.............................. 36

                          Transfers......................................... 38
                             General........................................ 38
                             Transfers Among the Subaccounts................ 38
                             Telephone Transactions......................... 39
                             Confirmation of Transactions................... 40
                             Special Note on Reliability.................... 41
                             Transfers by Third Parties..................... 41
                             Special Note on Frequent Transfers............. 42
                             Dollar Cost Averaging.......................... 44
                             Portfolio Rebalancing.......................... 45

                          Death Benefit..................................... 46
                             Amount of Death Benefit Payable................ 46
                             Death Benefit Options.......................... 46
                             Changing the Death Benefit Option.............. 47
                             Changing the Specified Amount.................. 47
                             Charge for Increase in Specified Amount........ 48

                          Surrenders and Partial Surrenders................. 49
                             Surrenders..................................... 49
                             Partial Surrenders............................. 49
                             Effect of Partial Surrenders................... 49

                          Loans............................................. 50
                             General........................................ 50
                             Repayment of Policy Debt....................... 51
                             Effect of Policy Loans......................... 51

                          Termination....................................... 53
                             Premium to Prevent Termination................. 53
                             Grace Period................................... 53
                             Reinstatement.................................. 53
                             Exchange Privilege............................. 53

                          Requesting Payments............................... 54

                          Tax Considerations................................ 56
                             Introduction................................... 56
                             Tax Status of the Policy....................... 56
                             Tax Treatment of Policies -- General........... 57
                             Special Rules for Modified Endowment Contracts. 58
                             1035 Exchanges................................. 59
                             Business Uses of a Policy...................... 60

                                Tax Shelter Regulations..................... 60
                                Alternative Minimum Tax..................... 60
                                Income Tax Withholding...................... 60
                                Tax Status of the Company................... 60
                                Other Considerations and Changes in Tax Law. 61

                             Distribution of the Policies................... 62

                             Other Policy Information....................... 64
                                Optional Payment Plans...................... 64
                                Dividends................................... 64
                                Incontestability............................ 64
                                Suicide Exclusion........................... 64
                                Misstatement of Age or Gender............... 65
                                Written Notice.............................. 65
                                Trust....................................... 65
                                Other Changes............................... 65
                                Reports..................................... 65
                                Supplemental Benefits....................... 66
                                Using the Policy as Collateral.............. 68
                                Reinsurance................................. 68
                                Legal Proceedings........................... 68

                             Financial Statements........................... 72

                             Definitions.................................... 73

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.

TRANSACTION           The first table describes the fees and expenses that you
FEES                  will pay at the time that you buy the Policy, surrender
                      the Policy, or transfer assets between Subaccounts.

                                               When Charge is         Current Amount      Maximum Amount
Charge                                            Deducted               Deducted            Deducted
-----------------------------------------------------------------------------------------------------------
Premium Charge                           Each time you make a       8% of each          10% of each
                                         premium payment            premium             premium
-----------------------------------------------------------------------------------------------------------
Surrender Charge/1 /                     When you surrender the
                                         Policy during the first 15
                                         Policy years

                                         When you decrease the
                                         Specified Amount at a
                                         time when a charge
                                         would apply upon
                                         surrender

 Minimum Charge                                                     $4.09 Per $1,000    $4.09 Per $1,000
                                                                    of Specified        of Specified
                                                                    Amount              Amount

 Maximum Charge                                                     $51.36 Per          $51.36 Per
                                                                    $1,000 of           $1,000 of
                                                                    Specified Amount    Specified Amount

 Charge for a 45 year old male in the                               $16.51 Per          $16.51 Per
   Preferred Non Smoker Risk Class                                  $1,000 of           $1,000 of
                                                                    Specified Amount    Specified Amount
-----------------------------------------------------------------------------------------------------------
Increase In Specified Amount Charge      When you increase your     $1.50 per $1,000    $300.00
                                         Specified Amount           of increase
                                                                    Specified Amount
-----------------------------------------------------------------------------------------------------------
Partial Surrender Processing Fee         When you surrender a       The lesser of       The lesser of
                                         portion of the Policy's    $25.00 or 2% of     $25.00 or 2% of
                                         Account Value              the amount          the amount
                                                                    withdrawn           withdrawn
-----------------------------------------------------------------------------------------------------------
Illustration Preparation Fee             When you request a         $0.00               $25.00 per
                                         personalized illustration                      illustration
                                                                                        prepared
-----------------------------------------------------------------------------------------------------------
Transfer Fee                             When you make a            $10.00 for each     $10.00 for each
                                         transfer                   transfer after the  transfer
                                                                    first in a calendar
                                                                    month
-----------------------------------------------------------------------------------------------------------
Net Loan Charge/2/                       When a loan is taken       Net annualized rate Net annualized rate
                                         and monthly thereafter     of 2.0% in Policy   of 2.0% in Policy
                                         until loan is repaid in    years for           years for
                                         full                       non-preferred loans non-preferred loans
                                                                    in all years        in all years

                                                                    Net annualized rate Net annualized rate
                                                                    of 0.0% for         of 2.0% for
                                                                    preferred loans in  preferred loans in
                                                                    Policy years 11     Policy years 11
                                                                    and later           and later
-----------------------------------------------------------------------------------------------------------

                    /1/ The rates vary by the Insured's gender, issue age, risk class, and by the year of coverage. The rate remains level for the first five Policy years, then decreases to zero over the next ten or at age 95, if earlier. The rates shown may not be representative of the charge that a particular owner may pay. If you would like information on the surrender charge rates for your particular situation, please call us at (800) 352-9910 or your financial representative.

                    /2/ The annualized net cost of a Policy loan is determined as follows:

                                            Non-Preferred Loans
                                              All Policy Years   Preferred Loans
                                            (and Preferred Loans   Policy Year
                                             Policy Years 0-10)   11 and Later
             -------------------------------------------------------------------
             Current Interest Rate Charged          6.0%               6.0%
             Current Interest Rate Credited         4.0%               6.0%
             -------------------------------------------------------------------
             Net Rate                               2.0%               0.0%
             -------------------------------------------------------------------
             Maximum Interest Rate Charged          6.0%               6.0%
             Minimum Interest Rate Credited         4.0%               4.0%
             -------------------------------------------------------------------
             Guaranteed Net Loan Rate               2.0%               2.0%
             -------------------------------------------------------------------

PERIODIC CHARGES      The next table describes the fees and expenses that you
OTHER THAN            will pay periodically during the time that you own the
PORTFOLIO             Policy, not including Portfolio fees and expenses.
OPERATING
EXPENSES

                                             When Charge is          Current Amount          Maximum Amount
Charge                                          Deducted                Deducted                Deducted
----------------------------------------------------------------------------------------------------------------
Cost of Insurance/1/                     On the Policy Date and
                                         monthly thereafter on
                                         the Monthly Anniversary
                                         Date

 Minimum Charge                                                  $0.03 per $1,000 of     $0.06 per $1,000 of
                                                                 net amount at risk      net amount at risk

 Maximum Charge                                                  $83.09 per $1,000       $83.33 per $1,000
                                                                 of net amount at risk   of net amount at risk

 Charge during 1st Policy year for a 45                          $0.24 Per $1,000 of     $0.28 Per $1,000 of
   year old male in the Preferred Non                            net amount at risk      net amount at risk
   Smoker Risk Class
----------------------------------------------------------------------------------------------------------------
Monthly Policy Charge                    On the Policy Date and  $15.00 per month        $15.00 per month
                                         monthly thereafter on   for first Policy year   for first Policy year
                                         the Monthly Anniversary
                                         Date
                                                                 $6.00 per month         $12.00 per month
                                                                 after first Policy year after first Policy year
----------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees          Daily from your assets  Annual rates of         Annual rates of
                                         in the Subaccounts      0.70% of the value      0.70% of the value
                                                                 of the unloaned         of the unloaned
                                                                 assets in the           assets in the
                                                                 Subaccounts             Subaccounts
----------------------------------------------------------------------------------------------------------------

                    /1/ The rates vary by the Insured's gender, issue age, risk class, and by the year of coverage. Rates may be increased for Policies issued to an increased risk class. The rates shown may not be representative of the charge that a particular owner may pay. If you would like information on the cost of insurance charge rates for your particular situation, please call us at
                        (800) 352-9910 or your financial representative.

PERIODIC CHARGES      The next table describes the charges that you will pay
FOR OPTIONAL          periodically for optional riders that are available under
RIDERS                the Policy.

                                             When Charge is       Current Amount     Maximum Amount
                                                Deducted             Deducted           Deducted
-----------------------------------------------------------------------------------------------------
Accelerated Benefit Rider Charge                                $0.00              $0.00

Accidental Death Benefit Rider Charge/1/ Monthly until Attained
                                         Age 70 when rider
                                         expires

 Minimum Charge                                                 $0.08 per $1,000   $0.08 per $1,000
                                                                of rider coverage  of rider coverage

 Maximum Charge                                                 $0.19 per $1,000   $0.19 per $1,000
                                                                of rider coverage  of rider coverage

 Charge during 1st Policy year for a 45                         $0.08 per $1,000   $0.08 per $1,000
   year old in the Standard Risk Class                          of rider coverage  of rider coverage
-----------------------------------------------------------------------------------------------------
Additional Insured Rider Charge/2/       Monthly

 Minimum Charge                                                 $0.06 per $1,000   $0.06 per $1,000
                                                                of rider coverage  of rider coverage

 Maximum Charge                                                 $72.05 per         $83.33 per
                                                                $1,000 of rider    $1,000 of rider
                                                                coverage           coverage

 Charge during 1st Policy year for a 45                         $0.19 per $1,000   $0.28 per $1,000
   year old male in the Preferred Non                           of rider coverage  of rider coverage
   Smoker Risk Class
-----------------------------------------------------------------------------------------------------
Children's Insurance Rider Charge        Monthly                $0.50 per $1,000   $0.50 per $1,000
                                                                of coverage        of coverage
-----------------------------------------------------------------------------------------------------
Waiver of Monthly Deduction Rider        Monthly                A percentage of    A percentage of
 Charge/1 /                                                     the total cost of  the total cost of
                                                                insurance charges  insurance charges
                                                                (including those   (including those
                                                                imposed on riders) imposed on riders)

 Minimum Charge                                                 3.15%              3.15%

 Maximum Charge                                                 31.83%             31.83%

 Charge during 1st Policy year for a 45                         8.04% of the total 8.04% of the total
   year old in the Standard Risk Class                          cost of insurance  cost of insurance
                                                                charges (including charges (including
                                                                those imposed on   those imposed on
                                                                riders)            riders)
-----------------------------------------------------------------------------------------------------

                                         When Charge is   Current Amount      Maximum Amount
                                            Deducted         Deducted            Deducted
-----------------------------------------------------------------------------------------------
Waiver of Planned Periodic Premium/3/       Monthly     A percentage of     A percentage of
                                                        the monthly benefit the monthly benefit
                                                        amount              amount

 Minimum Charge                                         3.0%                3.0%

 Maximum Charge                                         7.10%               7.10%

 Charge for a 45 year old in the                        4.80% of the        4.80% of the
   Standard Risk Class                                  monthly benefit     monthly benefit
                                                        amount              amount
-----------------------------------------------------------------------------------------------

                    /1/ The rates vary by the Insured's Attained Age each year.
                        Rates may be increased for Policies issued to an increased risk class. The rates shown may not be representative of the charge that a particular owner may pay. If you would like information on the rider charge rates for your particular situation, please call us at (800) 352-9910 or ask your financial representative.

                    /2/ Rates may vary by the additional Insured's gender,
                        issue age, risk class and by year of coverage. Rates may be increased for Policies that are issued to an increased risk class. The rates shown may not be representative of the charge that a particular owner may pay. If you would like information regarding the fees charged for your particular situation, please call us at (800) 352-9910 or your financial representative.

                    /3/ Rates may vary by the Insured's issue age. Rates may be increased for Policies issued to an increased risk class. The rates shown may not be representative of the charge that a particular owner may pay. If you would like information regarding the fees charged for your particular situation, please call us at (800) 352-9910 or your financial representative.

                      For Information concerning compensation paid for the sale of the Policy, see the "Distribution of the Policies" provision.

TOTAL ANNUAL          The next table shows the minimum and maximum total annual
PORTFOLIO             operating expenses charged by the Portfolios that you may
OPERATING             pay periodically during the time that you own the Policy.
EXPENSES              These are expenses that are deducted from Portfolio
                      assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                      Annual Portfolio Expenses/1/               Minimum Maximum
                      ----------------------------------------------------------
                      Total Annual Portfolio Operating
                       Expenses (before fee waivers or
                       reimbursements)                            0.40%   1.42%
                      ----------------------------------------------------------

                    /1/ Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2004. The range of expenses in the above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolio expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.40% and 1.00%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

Summary of Benefits and Risks

BENEFITS OF YOUR POLICY

DEFINED TERMS         See the "Definitions" provision in the back of this
                      prospectus for defined terms.

DEATH BENEFIT         The primary benefit of your Policy is life insurance
                      coverage. Your initial premium purchases a Specified
                      Amount of life insurance coverage. While the Policy is in force, we will pay a Death Benefit to your beneficiary(ies) when the Insured dies. See the "Death
                      Benefit" provision of this prospectus.

CHOICE OF DEATH       You can choose from among two Death Benefit options:
BENEFIT OPTIONS
                         . Option A -- the Death Benefit is the Specified
                           Amount plus the Account Value.

                         . Option B -- the Death Benefit is the Specified
                           Amount.

                      See the "Death Benefit" provision of this prospectus and the Statement of Additional Information for more information on how the Death Benefit proceeds are determined.

COVERAGE              Within certain limits, you can:
FLEXIBILITY
                         . change the Death Benefit option;

                         . increase or decrease the Specified Amount;

                         . change your beneficiary(ies); and

                         . change the owner of the Policy.

                      See the "Death Benefit -- Changing the Specified Amount" and "The Policy -- Changing the Owner or
                      Beneficiary(ies)" provisions of this prospectus.

CHOICE OF DEATH       Your beneficiary(ies) may choose to take Death Benefit
BENEFIT PAYMENT       proceeds as a lump sum or select from a variety of
OPTIONS               payment options which pay the Death Benefit proceeds over
                      time.

NO LAPSE FEATURE      During the Continuation Period, the Policy will remain in
                      force regardless of the sufficiency of Surrender Value so long as the Net Total Premium is at least equal to the Continuation Amount. See the "Termination -- Premium to
                      Prevent Termination" provision of this prospectus.

CASH BENEFITS         You can access the Account Value of your Policy by taking
                      a Policy loan, a partial surrender or a full surrender with certain limitations as described below:

  LOANS You may take a Policy loan for up to 90% of the difference between your Account Value and any surrender charges, minus any Policy Debt. Taking a Policy loan may have adverse tax consequences if a policy lapses. See the "Loans" and "Tax Considerations" provisions of this prospectus.

  PARTIAL             You may take partial surrenders from your Policy. The
  SURRENDERS          minimum partial surrender amount is $500. If you select
                      Death Benefit Option B, you may only take a partial surrender after the first Policy year. See the "Surrenders and Partial Surrenders" provision of this prospectus.

  FULL                You can surrender your Policy at any time for its
  SURRENDER           Surrender Value (Account Value minus Policy Debt minus
                      any applicable surrender charge). You can choose to take the Surrender Value in a lump sum or over time by electing one of several payment options. See the "Surrenders and Partial Surrenders" provision of this prospectus.

PREMIUM               You select a premium payment plan. You are not required
FLEXIBILITY           to pay premiums according to the plan, but may vary
                      frequency and amount, within limits, and can skip planned premiums.

                      You may make unscheduled premium payments, provided such premium payments do not exceed the Code's limitations for life insurance. See the "Premiums" provision of this prospectus.

SUBACCOUNTS           You can allocate your Net Premium among up to 10 of the
                      Subaccounts available in the Separate Account at any given time. Each Subaccount invests in shares of a designated Portfolio. See the "Separate Account" and the "Portfolios" provisions of this prospectus. Not all Portfolios may be available to all Policies, or available in all states or in all markets.

TRANSFERS             You may transfer assets among the Subaccounts within
                      certain limits. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio
                      Rebalancing. See the "Transfers" provision of this prospectus.

TAX BENEFITS          You are generally not taxed on the Policy's earnings
                      until you withdraw Account Value from your Policy. This is known as tax deferral. Your beneficiary(ies) generally receives Death Benefit proceeds income tax-free. See the "Tax Considerations" provision of this prospectus.

ASSIGNABILITY         You may assign the Policy as collateral for a loan or
                      other obligation. See the "Other Policy
                      Information -- Using the Policy as Collateral" provision of this prospectus.

RIGHT TO RETURN       You have a limited period of time after the Policy is
THE POLICY            issued during which you can cancel the Policy and receive
                      a refund. See the "Policy -- Canceling a Policy" provision of this prospectus.

ADDITIONAL            There are a number of additional benefits that you can
BENEFITS              add to your Policy by way of optional riders. See the
                      "Fee Tables" and "Other Policy
                      Information -- Supplemental Benefits" provisions of this prospectus.

RISKS OF YOUR POLICY

RISK OF AN            Certain fees and expenses are assessed at less than their
INCREASE IN           guaranteed maximum levels. In the future, we may increase
CURRENT FEES AND      these current charges up to the guaranteed (i.e., the
EXPENSES              maximum) levels. If fees and expenses are increased, you
                      may need to increase the amount of premium to keep the Policy in force.

SUITABILITY           Variable life insurance is designed for long-term
                      financial planning. It is not suitable as an investment vehicle for short-term savings. You should not purchase a Policy if you will need the premium payment in a short period of time. If you do not plan on holding this Policy for at least 15 years, you will pay a surrender charge should you surrender your Policy. See the "Fee Tables" provision of our prospectus.

INVESTMENT RISK       Your Account Value is subject to the risk that investment
                      performance will be unfavorable and that your Account
                      Value will decrease. If your investment results are unfavorable and/or you stop making premium payments at or above the minimum requirements, the Surrender Value of your Policy may fall to $0, because we continue to deduct charges from your Account Value. In that case, the Policy will terminate without value and insurance coverage will cease, unless you make an additional payment sufficient to prevent a termination during the 61 day grace period.
                      However, your Policy will not lapse during the Continuation Period, even if your Surrender Value is insufficient to cover the monthly deductions, so long as the Net Total Premium is at least equal to the Continuation Amount. On the other hand, if your investment experience is favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon your Account Value, through partial surrenders and Policy loans. See the "Surrenders and Partial Surrenders," "Loans" and "Termination" provisions of this prospectus.

ADDITIONAL RISKS      The types of investments that a Portfolio makes will also
                      create risk. A comprehensive discussion of the risks of the Portfolio underlying each Subaccount may be found in that Portfolio's prospectus. You should read each Portfolio's prospectus carefully before investing.

RISK OF               If the Surrender Value of your Policy is insufficient to
TERMINATION           pay the monthly deduction when due (and, during the
                      Continuation Period, the Net Total Premium is less than the Continuation Amount), a grace period will begin.
                      There is a risk that if partial surrenders, loans, and monthly deductions reduce your Surrender Value to an amount insufficient to cover Policy charges and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could lapse. In that case, you will have a 61 day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value, insurance coverage will cease, and you will receive no benefits. After termination, you may reinstate your Policy within three years subject to certain conditions. See the "Termination" provision of this prospectus.

TAX RISKS             In order to qualify as a life insurance policy for
                      Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited.
                      Nevertheless, we believe that a Policy on the life of a single Insured should satisfy the applicable requirements.

                      In the case of a Policy that is considered a "modified endowment contract," special rules apply and a 10% IRS penalty tax may be imposed on distributions, including loans.

                      Existing tax laws that benefit this Policy may change at any time. You should consult a qualified tax adviser in all tax matters involving your Policy. See the "Tax Considerations" provision of this prospectus.

LIMITS ON PARTIAL     The Policy permits you to take partial surrenders.
SURRENDERS            However, if you select Death Benefit Option B, you may
                      only take partial surrenders after the first Policy year.

                      The minimum partial surrender amount is $500. We assess a processing fee for each partial surrender equal to the lesser of $25 or 2% of the amount partially surrendered.

                      Partial surrenders will reduce your Account Value and Death Benefit proceeds. Federal income taxes and a penalty tax may apply to each partial surrender. See the "Surrenders and Partial Surrenders" provision of this prospectus.

EFFECTS OF            A Policy loan, whether or not repaid, will affect your
POLICY LOANS          Account Value over time because we subtract the amount of
                      the loan from the Subaccounts as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts, the effect could be favorable or unfavorable.

                      Because we subtract the amount of the loan from the Subaccounts, a Policy loan reduces the amount available for transfers among the Subaccounts.

                      A Policy loan also reduces the Death Benefit payable. A Policy loan could make it more likely that a Policy would terminate. There is a risk that the Policy will lapse resulting in adverse tax consequences if the loan reduces your Surrender Value to an amount insufficient to cover Policy charges and investment experience is unfavorable. In such circumstances you must submit a sufficient payment during the grace period to avoid the Policy's termination without value and the end of insurance coverage. See the "Loans" provision of this prospectus.

LIMITS ON             You may transfer all or a portion of your assets among
TRANSFERS             the Subaccounts on any Valuation Day subject to certain
                      restrictions.

                      Frequent Subaccount transfers can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. To discourage frequent Subaccount transfers, we have adopted the following transfer policy. All owners may submit the first 12 Subaccount transfers made in a calendar year by overnight delivery service, U.S. Mail, voice response, telephone or facsimile. Once such 12 Subaccount transfers have been executed, a letter will be sent to owners notifying them that they may submit additional transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program. We will also not honor your transfer request if you attempt to make a transfer during the grace period and there is no Account Value.

                      We assess a charge of up to $10 per transfer after the first transfer you make in any calendar month. The minimum transfer amount is $100 or the entire balance in the Subaccount if the transfer will leave a balance of less than $100. See the "Transfers" provision of this prospectus.

COMPARISON WITH       The Policy is similar in many ways to universal life
OTHER INSURANCE       insurance. As with universal life insurance:
POLICIES
                         . the owner pays premiums for insurance coverage on
                           the Insured(s);

                         . the Policy provides for the accumulation of
                           Surrender Value that is payable if the owner surrenders the Policy during the lifetime of the Insured; and

                         . the Surrender Value may be substantially lower than
                           the premiums paid.

                      However, the Policy differs from universal life insurance in that it permits you to place your Net Premium in the Subaccounts. The amount and duration of life insurance protection and the value of the Policy will vary with the investment performance of the Subaccounts you select. You bear the investment risk with respect to the amounts allocated to the Subaccounts.

The Company

                      We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states and the District of Columbia. Our Home Office is located at 6610 West Broad Street, Richmond, Virginia 23230. Our Variable Life Service Center is located at 3100 Albert Lankford Drive, Lynchburg, Virginia 24501. We are obligated to pay all amounts promised under the Policy.

                      Capital Brokerage Corporation serves as principal underwriter for the Policies and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. Genworth Financial, Inc. directly owns GNA Corporation. Genworth Financial, Inc. is indirectly owned by General Electric Company. GE Asset Management Incorporated is also indirectly owned by the General Electric Company. Therefore, the Company, Capital Brokerage Corporation and GE Asset Management Incorporated are affiliated companies.

                      We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account


                      We established the Separate Account as a separate investment account on August 21, 1986. The Separate Account has Subaccounts available under the Policy. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of one of the Funds described in "The Portfolios" provision of this prospectus.

                      The assets of the Separate Account belong to us. However, we may not charge the assets in the Separate Account attributable to the Policies with liabilities arising out of any other business we conduct. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we conduct.

CHANGES TO THE        The Separate Account may include other Subaccounts that
SEPARATE              are not available under this Policy. We may substitute
ACCOUNT               another Subaccount or insurance company separate account
                      under the Policy if, in our judgment, investment in a Subaccount should no longer be possible or becomes inappropriate for the purposes of the Policies, or if investment in another Subaccount or insurance company separate account is in the best interest of owners. The new Subaccounts may be limited to certain classes of Policies, and the new Subaccounts may have higher fees and charges than the Subaccounts they replaced. No substitution may take place without prior notice to owners and prior approval of the Securities and Exchange
                      Commission ("SEC") and insurance regulatory authorities, to the extent required by the Investment Company Act of 1940 (the "1940 Act") and applicable law.

                      We may also, where permitted by law:

                         . create new separate accounts;

                         . combine separate accounts, including combining the
                           Separate Account with another separate account established by the Company;

                         . transfer assets of the Separate Account, which we
                           determine to be associated with the class of Policies to which this Policy belongs, to another separate account;

                         . add new Subaccounts to or remove Subaccounts from
                           the Separate Account, or combine Subaccounts;

                         . make the Subaccounts available under other policies
                           we issue;

                         . add new Portfolios or remove existing Portfolios;

                         . substitute a new Portfolio for any existing
                           Portfolio which we determine is no longer appropriate in light of the purposes of the Separate Account;

                         . deregister the Separate Account under the 1940 Act;
                           and

                         . operate the Separate Account under the direction of
                           a committee or in another form.

The Portfolios

                      You select the Subaccounts to which you direct Net Premiums. You may currently change your future premium allocation without penalty or charges. There are, however, limitations on the number of transfers that may be made each Policy year. See the "Transfers" provision for additional information.

                      Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other Portfolios of a Fund and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

                      We summarize the investment objectives of each Portfolio below. There is no assurance that any of the Portfolios will meet these objectives. Before choosing a Subaccount to allocate your Net Premiums and assets, carefully read the prospectus for each Portfolio, along with this prospectus.

                      You may obtain a free copy of the prospectus for each Portfolio by writing our Variable Life Service Center at 3100 Albert Lankford Drive, Lynchburg, Virginia 24501, by calling us at (800) 352-9910, by visiting our website at www.gefinancialservice.com, or through your financial representative.

                      The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual funds or portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other mutual funds or portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other mutual funds or portfolios, even if the other mutual funds or portfolios have the same investment adviser or manager, or if the other mutual funds or portfolios have a similar name.

THE SUBACCOUNTS       You may invest in up to 10 Subaccounts at any one time.
                      Each Subaccount invests in one of the Portfolios described below.

                                                                                Adviser (and Sub-Adviser(s),
              Portfolio                           Investment Objective                 as applicable)
              ----------------------------------------------------------------------------------------------
THE ALGER     Alger American              Seeks long-term capital appreciation. Fred Alger Management, Inc.
AMERICAN FUND Growth Portfolio -- Class O
              Shares
              ----------------------------------------------------------------------------------------------
              Alger American Small        Seeks long-term capital appreciation. Fred Alger Management, Inc.
              Capitalization Portfolio --
              Class O Shares
              ----------------------------------------------------------------------------------------------

                                                                                                  Adviser (and Sub-Adviser(s),
                     Portfolio                                  Investment Objective                     as applicable)
                     -----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN    AllianceBernstein Growth and    Seeks reasonable current income and        Alliance Capital Management,
VARIABLE PRODUCTS    Income Portfolio -- Class B     reasonable opportunity for appreciation    L.P.
SERIES FUND, INC.                                    through investments primarily in
                                                     dividend-paying common stocks of good
                                                     quality.
                     -----------------------------------------------------------------------------------------------------------
FEDERATED            Federated American              Seeks long-term growth of capital.         Federated Equity Management
INSURANCE SERIES     Leaders Fund II -- Primary      Providing income is a secondary            Company of Pennsylvania
                     Shares                          objective.
                     -----------------------------------------------------------------------------------------------------------
                     Federated Capital Income        Seeks high current income and moderate     Federated Equity Management
                     Fund II                         capital appreciation.                      Company of Pennsylvania
                                                                                                (subadvised by Federated
                                                                                                Investment Management
                                                                                                Company)
                     -----------------------------------------------------------------------------------------------------------
                     Federated High Income           Seeks high current income by investing     Federated Investment
                     Bond Fund II -- Primary Shares  in lower-rated corporate debt obligations, Management Company commonly referred to as "junk bonds."
                     -----------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE VIP Asset Manager/SM/           Seeks to obtain high total return with     Fidelity Management &
INSURANCE PRODUCTS   Portfolio -- Initial Class      reduced risk over the long-term by         Research Company (subadvised
FUND                                                 allocating its assets among stocks,        by Fidelity Management &
                                                     bonds and short-term instruments.          Research (U.K.) Inc., Fidelity
                                                                                                Management & Research (Far
                                                                                                East) Inc., Fidelity Investments
                                                                                                Japan Limited, Fidelity
                                                                                                Investments Money
                                                                                                Management, Inc. and FMR
                                                                                                Co., Inc.)
                     -----------------------------------------------------------------------------------------------------------
                     VIP Contrafund(R) Portfolio --  Seeks long-term capital appreciation.      Fidelity Management &
                     Initial Class                                                              Research Company (subadvised
                                                                                                by Fidelity Management &
                                                                                                Research (U.K.) Inc., Fidelity
                                                                                                Management & Research (Far
                                                                                                East) Inc., Fidelity Investments
                                                                                                Japan Limited and FMR Co.,
                                                                                                Inc.)
                     -----------------------------------------------------------------------------------------------------------
                     VIP Equity-Income Portfolio --  Seeks reasonable income by investing       Fidelity Management &
                     Initial Class                   primarily in income-producing equity       Research Company (subadvised
                                                     securities. In choosing these securities,  by FMR Co., Inc.)
                                                     the fund will also consider the potential
                                                     for capital appreciation. The fund's goal
                                                     is to achieve a yield which exceeds the
                                                     composite yield on the securities
                                                     comprising the Standard & Poor's 500/SM/
                                                     Index (S&P 500(R)).
                     -----------------------------------------------------------------------------------------------------------
                     VIP Growth Portfolio -- Initial Seeks to achieve capital appreciation.     Fidelity Management &
                     Class                                                                      Research Company (subadvised
                                                                                                by FMR Co., Inc.)
                     -----------------------------------------------------------------------------------------------------------

                                                                                      Adviser (and Sub-Adviser(s),
                   Portfolio                            Investment Objective                 as applicable)
                   ------------------------------------------------------------------------------------------------
                   VIP Growth & Income          Seeks high total return through a     Fidelity Management &
                   Portfolio -- Initial Class   combination of current income and     Research Company
                                                capital appreciation.                 (subadvised by Fidelity
                                                                                      Management & Research
                                                                                      (U.K.) Inc., Fidelity
                                                                                      Management & Research
                                                                                      (Far East) Inc., Fidelity
                                                                                      Investments Japan Limited
                                                                                      and FMR Co., Inc.)
                   ------------------------------------------------------------------------------------------------
                   VIP Growth Opportunities     Seeks to provide capital growth.      Fidelity Management &
                   Portfolio -- Initial Class                                         Research Company
                                                                                      (subadvised by Fidelity
                                                                                      Management & Research
                                                                                      (U.K.) Inc., Fidelity
                                                                                      Management & Research
                                                                                      (Far East) Inc., Fidelity
                                                                                      Investments Japan Limited
                                                                                      and FMR Co., Inc.)
                   ------------------------------------------------------------------------------------------------
                   VIP Mid Cap Portfolio --     Seeks long-term growth of capital.    Fidelity Management &
                   Service Class 2                                                    Research Company
                                                                                      (subadvised by Fidelity
                                                                                      Management & Research
                                                                                      (U.K.) Inc., Fidelity
                                                                                      Management & Research
                                                                                      Far East Inc., Fidelity
                                                                                      Investments Japan Limited
                                                                                      and FMR Co., Inc.)
                   ------------------------------------------------------------------------------------------------
                   VIP Overseas Portfolio --    Seeks long-term growth of capital.    Fidelity Management &
                   Initial Class                                                      Research Company;
                                                                                      (subadvised by Fidelity
                                                                                      Management & Research
                                                                                      (U.K.) Inc., Fidelity
                                                                                      Management & Research
                                                                                      (Far East) Inc.,
                                                                                      Fidelity International
                                                                                      Investment Advisors, Fidelity
                                                                                      International Investment
                                                                                      Advisors (U.K.) Limited,
                                                                                      Fidelity Investments Japan
                                                                                      Limited and FMR Co., Inc.)
                   ------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON Templeton Foreign Securities Seeks long-term capital growth.       Templeton Investment
VARIABLE INSURANCE Fund -- Class 1 Shares                                             Counsel, LLC
PRODUCTS TRUST
                   ------------------------------------------------------------------------------------------------
                   Templeton Global Income      Seeks high current income, consistent Franklin Advisers, Inc.
                   Securities Fund -- Class 1   with preservation of capital. Capital
                   Shares                       appreciation is a secondary
                                                consideration.
                   ------------------------------------------------------------------------------------------------

                                                                                             Adviser (and Sub-Adviser(s),
                   Portfolio                                 Investment Objective                   as applicable)
                   ------------------------------------------------------------------------------------------------------
GE INVESTMENTS     Global Income Fund              Seeks high return, emphasizing current    GE Asset Management
FUNDS, INC.                                        income and, to a lesser extent, capital   Incorporated
                                                   appreciation.
                   ------------------------------------------------------------------------------------------------------
                   Income Fund                     Seeks maximum income consistent with      GE Asset Management
                                                   prudent investment management and the     Incorporated
                                                   preservation of capital.
                   ------------------------------------------------------------------------------------------------------
                   International Equity Fund       Seeks long-term growth of capital.        GE Asset Management
                                                                                             Incorporated
                   ------------------------------------------------------------------------------------------------------
                   Mid-Cap Equity Fund (formerly,  Seeks long-term growth of capital and     GE Asset Management
                   Mid-Cap Value Equity Fund)      future income.                            Incorporated
                   ------------------------------------------------------------------------------------------------------
                   Money Market Fund               Seeks a high level of current income      GE Asset Management
                                                   consistent with the preservation of       Incorporated
                                                   capital and maintenance of liquidity.
                   ------------------------------------------------------------------------------------------------------
                   Premier Growth Equity Fund      Seeks long-term growth of capital and     GE Asset Management
                                                   future income rather than current income. Incorporated
                   ------------------------------------------------------------------------------------------------------
                   Real Estate Securities Fund     Seeks maximum total return through        GE Asset Management
                                                   current income and capital appreciation.  Incorporated (subadvised by
                                                                                             Seneca Capital
                                                                                             Management)
                   ------------------------------------------------------------------------------------------------------
                   S&P 500(R) Index Fund/1/        Seeks growth of capital and accumulation  GE Asset Management
                                                   of income that corresponds to the         Incorporated (subadvised
                                                   investment return of S&P's 500            by SSgA Funds
                                                   Composite Stock Index.                    Management, Inc.)
                   ------------------------------------------------------------------------------------------------------
                   Small-Cap Value Equity Fund     Seeks long-term growth of capital.        GE Asset Management
                                                                                             Incorporated (subadvised by
                                                                                             Palisade Capital
                                                                                             Management, L.L.C.)
                   ------------------------------------------------------------------------------------------------------
                   Total Return Fund               Seeks the highest total return, composed  GE Asset Management
                                                   of current income and capital             Incorporated
                                                   appreciation, as is consistent with
                                                   prudent investment risk.
                   ------------------------------------------------------------------------------------------------------
                   U.S. Equity Fund                Seeks long-term growth of capital.        GE Asset Management
                                                                                             Incorporated
                   ------------------------------------------------------------------------------------------------------
GOLDMAN SACHS      Goldman Sachs Growth and        Seeks long-term growth of capital and     Goldman Sachs Asset
VARIABLE INSURANCE Income Fund                     growth of income.                         Management, L.P.
TRUST
                   ------------------------------------------------------------------------------------------------------
                   Goldman Sachs Mid Cap Value     Seeks long-term capital appreciation.     Goldman Sachs Asset
                   Fund                                                                      Management, L.P.
                   ------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES Balanced Portfolio --           Seeks long-term capital growth.           Janus Capital Management
                   Institutional Shares                                                      LLC
                   ------------------------------------------------------------------------------------------------------
                   Flexible Bond Portfolio --      Seeks to obtain maximum total return,     Janus Capital Management
                   Institutional Shares (formerly, consistent with preservation of capital.  LLC
                   Flexible Income Portfolio)
                   ------------------------------------------------------------------------------------------------------

                    /1/ "Standard & Poor's," "S&P," and "S&P 500" are
                        trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500(R) Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this portfolio or the contract.

                                                                                                  Adviser (and Sub-Adviser(s),
                     Portfolio                                    Investment Objective                   as applicable)
                     ---------------------------------------------------------------------------------------------------------
                     Forty Portfolio -- Institutional  Seeks long-term growth of capital.         Janus Capital Management
                     Shares (formerly, Capital                                                    LLC
                     Appreciation Portfolio)
                     ---------------------------------------------------------------------------------------------------------
                     Global Life Sciences              Seeks long-term growth of capital.         Janus Capital Management
                     Portfolio -- Service Shares                                                  LLC
                     ---------------------------------------------------------------------------------------------------------
                     Global Technology Portfolio --    A non-diversified/2/ portfolio that seeks  Janus Capital Management
                     Service Shares                    long-term growth of capital.               LLC
                     ---------------------------------------------------------------------------------------------------------
                     International Growth              Seeks long-term growth of capital.         Janus Capital Management
                     Portfolio -- Institutional Shares                                            LLC
                     ---------------------------------------------------------------------------------------------------------
                     Large Cap Growth Portfolio --     Seeks long-term growth of capital in a     Janus Capital Management
                     Institutional Shares (formerly,   manner consistent with the preservation    LLC
                     Growth Portfolio)                 of capital.
                     ---------------------------------------------------------------------------------------------------------
                     Mid Cap Growth Portfolio --       Seeks long-term growth of capital.         Janus Capital Management
                     Institutional Shares                                                         LLC
                     ---------------------------------------------------------------------------------------------------------
                     Worldwide Growth Portfolio --     Seeks long-term growth of capital in a     Janus Capital Management
                     Institutional Shares              manner consistent with the preservation    LLC
                                                       of capital.
                     ---------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE      MFS(R) New Discovery Series --    Seeks capital appreciation.                Massachusetts Financial
INSURANCE TRUST      Service Class Shares                                                         Services Company
                     ---------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE Oppenheimer Aggressive            Seeks capital appreciation, by investing   OppenheimerFunds, Inc.
ACCOUNT FUNDS        Growth Fund/VA                    in "growth type" companies.
                     ---------------------------------------------------------------------------------------------------------
                     Oppenheimer Balanced              Seeks a high total investment return,      OppenheimerFunds, Inc.
                     Fund/VA                           which includes current income and
                                                       capital appreciation in the value of its
                                                       shares.
                     ---------------------------------------------------------------------------------------------------------
                     Oppenheimer Capital               Seeks capital appreciation by investing in OppenheimerFunds, Inc.
                     Appreciation Fund/VA              securities of well-known, established
                                                       companies.
                     ---------------------------------------------------------------------------------------------------------
                     Oppenheimer Core Bond Fund/       Seeks a high level of current income. As   OppenheimerFunds, Inc.
                     VA (formerly, Oppenheimer         a secondary objective, the portfolio seeks
                     Bond Fund/VA)                     capital appreciation when consistent with
                                                       its primary objective.
                     ---------------------------------------------------------------------------------------------------------
                     Oppenheimer High Income           Seeks a high level of current income from  OppenheimerFunds, Inc.
                     Fund/VA                           investments in high-yield fixed-income
                                                       securities.
                     ---------------------------------------------------------------------------------------------------------
PBHG INSURANCE       Liberty Ridge Growth II           Seeks capital appreciation.                Liberty Ridge Capital, Inc.
SERIES FUND, INC.    Portfolio (formerly, PBHG
                     Growth II Portfolio)
                     ---------------------------------------------------------------------------------------------------------
                     Liberty Ridge Large Cap Growth    Seeks long term growth of capital.         Liberty Ridge Capital, Inc.
                     Portfolio (formerly, PBHG Large
                     Cap Growth Portfolio)
                     ---------------------------------------------------------------------------------------------------------
PIMCO VARIABLE       Total Return Portfolio --         Seeks to maximize total return,            Pacific Investment
INSURANCE TRUST      Administrative Class Shares       consistent with preservation of capital    Management Company LLC
                                                       and prudent investment management.
                     ---------------------------------------------------------------------------------------------------------

                    /2/ A non-diversified portfolio is a portfolio that may
                        hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

                                                                                          Adviser (and Sub-Adviser(s),
                 Portfolio                                Investment Objective                   as applicable)
                 -----------------------------------------------------------------------------------------------------
SALOMON BROTHERS Salomon Brothers Investors    Seeks long-term growth of capital.            Salomon Brothers Asset
VARIABLE SERIES  Fund -- Class I               Current income is a secondary objective.      Management Inc
FUNDS INC
                 -----------------------------------------------------------------------------------------------------
                 Salomon Brothers Strategic    Seeks to maximize total return,               Salomon Brothers Asset
                 Bond Fund -- Class I          consistent with the preservation of           Management Inc
                                               capital.
                 -----------------------------------------------------------------------------------------------------
                 Salomon Brothers Total Return Seeks to obtain above-average income          Salomon Brothers Asset
                 Fund -- Class I               (compared to a portfolio entirely invested    Management Inc
                                               in equity securities). The fund's
                                               secondary objective is to take advantage
                                               of opportunities to achieve growth of
                                               capital and income.
                 -----------------------------------------------------------------------------------------------------

                      Not all of these Portfolios may be available in all states or markets.

                      Shares of the Portfolios are not sold directly to the general public. They are sold to us and may be sold to other insurance companies that issue variable annuity and variable life insurance policies. In addition, they may be sold to retirement plans.

                      When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

                      Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

                      There are a number of factors that are considered when deciding what Portfolios are made available in your variable life insurance policy. Such factors include:

                         1) the investment objective of the Portfolio;

                         2) the Portfolio's performance history;

                         3) the Portfolio's holdings and strategies it uses to
                            try and meet its objectives; and

                         4) the Portfolio's servicing agreement.

                      The investment objective is critical because we want to have an array of Portfolios with diverse objectives so that an investor may diversify his or her investment holdings from a conservative to an aggressive investment portfolio depending on the advice of his or her investment adviser and risk assessment. When selecting a Portfolio for our products, we also want to make sure that the Portfolio has a strong performance history in comparison with its peers and that its holdings and strategies are consistent with its objectives. Finally, it is important for us to be able to provide you with a wide array of the services that facilitate your investment program relating to your allocation in Subaccounts that invest in the underlying Portfolios.

                      We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee for administrative and other services we provide relating to the Portfolios. Such administrative services we provide include, but are not limited to: accounting transactions for variable owners and then providing one daily purchase and sale order on behalf of each Portfolio; providing copies of Portfolio prospectuses, Statements of Additional Information and any supplements thereto; mailing proxy voting information, gathering the information and providing vote totals to the Portfolio on behalf of our owners; and providing customer service on behalf of the Portfolios. The fees are based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts funding certain variable insurance contracts that we and our affiliates issue. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors based on the level of administrative and other services provided. The amount received from the adviser and/or the distributor for the assets allocated to the Portfolios from GE Life & Annuity Separate Account II during 2004 ranged from 0.10% to 0.35%. Payment of these amounts is not an additional charge to you by the Funds or by us, but comes from the Fund's investment adviser or distributor.

                      In addition to the asset-based payments for administrative and other services described above, the investment adviser or the distributor of the Fund may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide a Fund's investment adviser or distributor with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

                      Capital Brokerage Corporation also receives 12b-1 fees from the AllianceBernstein Variable Products Series Fund, Fidelity Variable Insurance Products Fund, Janus Aspen Series and MFS(R) Variable Insurance Trust. See the "Fee Tables -- Total Annual Portfolio Operating Expenses" section of this prospectus and the Fund prospectuses.

                      These payments range up to 0.25% of separate account assets invested in the particular Portfolio.

VOTING RIGHTS         As required by law, we will vote shares of the Portfolios
                      held in the Subaccount attributable to you at special shareholder meetings based on instructions from you.
                      However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

                      Whenever a Fund calls a shareholder meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

                      We will determine the number of votes you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

                      We will vote Portfolio shares for which no timely instructions are received in the same proportion to those that are received.

Charges and Deductions

                      This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from any charges deducted, such as the mortality and expense risk charge. We may use any such profits for any purpose, including payment of distribution expenses.

PREMIUM CHARGE        We currently deduct an 8.0% charge from each premium
                      before placing the resulting Net Premium in the Subaccounts. This charge is guaranteed not to exceed
                      10.0%. We currently do not deduct the maximum 10.0% premium charge but reserve the right to do so. We will not assess the premium charge against the Policy loan portion of a premium received from the rollover of another life insurance policy. This charge is generally used to cover taxes assessed by a state or other governmental agency as well as acquisition expenses.

MONTHLY               We take a monthly deduction on the Policy Date and each
DEDUCTION             Monthly Anniversary Date from your Account Value. The
                      monthly deduction for each Policy consists of:

                         . the cost of insurance charge (discussed below);

                         . a current monthly Policy charge of $15 in the first
                           Policy year and $6 thereafter (a maximum of $15 per month in the first Policy year and $12 per month in all Policy years thereafter);

                         . any charges for additional benefits added by riders
                           to the Policy (see the "Other Policy
                           Information -- Supplemental Benefits" provision of this prospectus).

                      We will deduct the monthly deduction from the Subaccounts based on your written instructions. If you do not provide us with written instructions or if the amount of assets in any Subaccount you specified is inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from all of your assets in the Subaccounts.

COST OF               The cost of insurance charge is a significant charge
INSURANCE             under your Policy because it is the primary charge for
                      the Death Benefit we provide you. The cost of insurance charge depends on a number of factors (age, gender, Policy duration, and risk class) that cause the charge to vary from Policy to Policy and from Monthly Anniversary
                      Date to Monthly Anniversary Date. We will determine the risk class (and therefore the rates) separately for the initial Specified Amount and for any increase in Specified Amount that requires evidence of insurability.

                      We calculate the cost of insurance charge on each Monthly Anniversary Date based on your net amount at risk (the net amount at risk is equal to your Death Benefit minus your Account Value). The net amount at risk is affected by factors such as the amount and timing of premium payments, Subaccount investment performance, fees and charges assessed, partial surrenders, Policy loans, and changes to the face amount and to the Death Benefit option.

                      To determine your cost of insurance charge for a particular Policy Month, we multiply your net amount at risk by the applicable cost of insurance rate. The Statement of Additional Information contains more information about how we calculate the cost of insurance charge.

                      The cost of insurance rate for an Insured is based on his or her age, gender, Policy duration and applicable risk class. We currently place Insured(s) in the following risk classes when we issue the Policy, based on our underwriting:

                         . a male or female or unisex risk class (where
                           appropriate under applicable law); and

                         . a smoker use or non-smoker use risk class.

                      In addition, some Insureds may qualify for a preferred rating. The original risk class applies to the initial Specified Amount. If an increase in Specified Amount is approved, a different risk class may apply to the increase, based on an Insured's circumstances at the time of the increase.

                      We may change the cost of insurance rates from time to time at our sole discretion, but we guarantee that the rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the Commissioners' 1980 Standard Ordinary Mortality Tables. The maximum cost of insurance rates are based on the Insured's age nearest birthday at the start of the Policy year. Modifications to cost of insurance rates are made for risk classes other than standard. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies and depend on our expectation of future experience with respect to mortality, interest, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose Policies have been in effect for the same length of time.

                      We will deduct the cost of insurance charge as part of your monthly deduction from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount you specified is inadequate to pay the required charges, we will deduct the cost of insurance charge on a pro rata basis from all of your assets in the Subaccounts.

MONTHLY POLICY        The monthly Policy charge helps to cover our
CHARGE                administrative expenses incurred to issue and maintain
                      your Policy. These expenses include record-keeping and reports to owners. The monthly policy charge in the first
                      Policy year is $15. The monthly charge thereafter is $6 and is guaranteed to not exceed $12.

                      We will deduct the monthly Policy charge from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount you specified is inadequate to pay the required charges, we will deduct the charge on a pro rata basis from all of your assets in the Subaccounts.

INCREASE IN           If an increase in Specified Amount becomes effective,
SPECIFIED             there will be a minimum one-time charge for each increase
AMOUNT CHARGE         of $1.50 per $1,000 of increased Specified Amount. This
                      charge is guaranteed not to exceed $300. See the "Death
                      Benefit -- Changing the Specified Amount" provision of this prospectus. This charge will be included in the monthly deduction for the month the increase becomes effective.

MORTALITY AND         We currently deduct a daily mortality and expense risk
EXPENSE RISK          charge at an effective annual rate of 0.70% of the
CHARGE                unloaned assets in the Subaccounts. We will allocate the
                      charge among the Subaccounts in the same proportion that your assets in each Subaccount bear to the total assets in all Subaccounts. The option to provide us with written charge allocation instructions is not available for this charge.

                      The mortality risk we assume is the risk that Insured(s) may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefit proceeds than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies.

SURRENDER             If you fully surrender your Policy during the surrender
CHARGE                charge period, we will deduct a surrender charge. This
                      surrender charge is also sometimes called a "deferred sales load." The charge compensates us for expenses incurred in issuing the Policy, and face amount increases, and for the recovery of acquisition costs. The maximum surrender charge we will assess is $51.36 per $1,000 of Specified Amount. We calculate the surrender charge by multiplying a factor by the lowest Specified
                      Amount in effect before the surrender, divided by 1,000.
                      The factor depends on the issue age and gender (where applicable) and risk class of the Insured. The surrender charge remains level for the first 5 Policy years and then decreases each Policy Month over the next 10 Policy years until the charge decreases to $0 or at age 95 of the Insured, whichever is earlier. We will deduct the surrender charge before we pay the Surrender Value.

                      The following chart lists the minimum and maximum surrender charges per Policy year:

                    Minimum Surrender Charge        Maximum Surrender Charge
                     Factors by Policy Year          Factors by Policy Year
                 ---------------------------------------------------------------
                               Rate per $1,000                 Rate per $1,000
                 Policy Year of Specified Amount Policy Year of Specified Amount
                 ----------- ------------------- ----------- -------------------
                      1             $4.09             1            $51.36
                      2              4.09             2             51.36
                      3              4.09             3             51.36
                      4              4.09             4             51.36
                      5              4.09             5             51.36
                      6              3.68             6             46.22
                      7              3.27             7             41.08
                      8              2.86             8             35.95
                      9              2.45             9             30.81
                     10              2.04            10             25.68
                     11              1.63            11             20.54
                     12              1.22            12             15.40
                     13              0.81            13             10.27
                     14              0.40            14              5.13
                     15                 0            15                 0
                 ---------------------------------------------------------------

                      If you decrease the Specified Amount to less than the lowest Specified Amount that had previously been in effect (other than as a result of partial surrenders or changes in Death Benefit options), you will also incur a surrender charge. We will deduct this charge from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount you specified is inadequate to pay the required charges, we will deduct the surrender charge on a pro rata basis from your assets in the Subaccounts. The amount of the surrender charge will equal:

                        (1) the charge for a full surrender multiplied by the
                            ratio of (a) to (b) where:

                            (a) is the lowest Specified Amount that was in
                                effect before the current decrease minus the Specified Amount after the current decrease; and

                            (b) the lowest Specified Amount that was in effect
                                before the current decrease.

                      We disclose the surrender charges on the data pages of your Policy. Upon request, we will illustrate the surrender charges that apply to your Policy.

                      We do not assess a surrender charge for partial surrenders.

PARTIAL               We deduct a partial surrender processing fee. The fee
SURRENDER             will not exceed the lesser of $25 or 2% of the amount
PROCESSING FEE        surrendered.

OTHER CHARGES         Upon written request, we will provide a projection of
                      illustrative future life insurance and Account Value proceeds. We reserve the right to charge a maximum fee of $25 for the cost of preparing the illustration.

                      There are deductions from and expenses paid out of the assets of each Portfolio that are more fully described in each Portfolio's prospectus.

                      We impose a transfer charge of $10 for each transfer after the first transfer in a calendar month.

REDUCTION OF          We may reduce charges and/or deductions for sales of the
CHARGES FOR           Policies to a trustee, employer or similar entity
GROUP SALES           representing a group or to members of the group where
                      such sales result in savings of sales or administrative expenses. The Statement of Additional Information contains additional information about these reductions including the bases upon which such reductions will be given.

The Policy

                      The Policy is a flexible premium variable universal life insurance policy. We issue the Policy on the life of a single Insured. We describe your rights and benefits below and in the Policy. There may be differences in your Policy because of requirements of the state where we issue your Policy. We will include any such differences in your Policy.

APPLYING FOR A        To purchase a Policy, you must complete an application
POLICY                and you or your financial representative must submit it
                      to us at our Variable Life Service Center. You also must pay an initial premium of a sufficient amount. See the "Premiums" provision of this prospectus. You can submit your initial premium with your application or at a later date. If you submit your initial premium with your application, please remember that we will place your premium in a non-interest bearing account for a certain amount of time. See the "Allocating Premiums" provision of this prospectus. Coverage generally becomes effective as of the Policy Date.

                      Generally, we will issue a Policy on a single Insured basis covering an Insured up to age 85. Evidence of insurability must satisfy our underwriting requirements before we will issue a Policy. Required evidence of insurability may include, among other things, a medical examination of the Insured. We may, in our sole discretion, issue a Policy covering an Insured over age
                      85. We may reject an application for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

                      If we do not receive the full first premium with your application, the insurance will become effective on the Valuation Day that we receive your full premium and that we deliver your Policy. All persons proposed for insurance must be insurable on the Policy Date.

                      If full premium is accepted with the application we may give you a conditional receipt. This means that, subject to our underwriting requirements and subject to a maximum limitation, your insurance will become effective on the effective date we specified in the conditional receipt, provided the Insured is found to be, on the effective date, insurable at standard premium rates for the plan and amount of insurance requested in the application. The effective date will be the later of:

                        (1) the date of completion of the application;

                        (2) the date of completion of all medical examinations
                            and tests required by us as set forth in our Initial Submission Guidelines; and

                        (3) the Policy date you requested when that date is
                            later than the date you completed your application.

OWNER "You" or "your" refers to the owner. You may also name contingent owners. You have rights in the Policy during the Insured's lifetime under the Policy. If you die before an Insured and there is no contingent owner, ownership will pass to your estate.

                      We will treat joint owners as having equal undivided interests in the Policy. All owners must exercise any ownership rights in the Policy together. If the last surviving joint owner dies before the Insured under a Policy and there is no contingent owner, ownership will pass to your estate.

BENEFICIARY           You designate the primary beneficiary(ies) and contingent
                      beneficiary(ies) when you apply for the Policy. You may name one or more primary beneficiary(ies) or contingent beneficiary(ies). We will pay the Death Benefit proceeds to the surviving primary beneficiary(ies), if any (or surviving contingent beneficiary(ies) if there are no surviving primary beneficiary(ies)), in equal shares, unless you request otherwise.

                      Unless an Optional Payment Plan is chosen, we will pay the Death Benefit proceeds in a lump sum to the primary beneficiary(ies). If the primary beneficiary(ies) dies before the Insured, we will pay the Death Benefit proceeds to the contingent beneficiary(ies). If there are no surviving beneficiary(ies) we will pay the Death Benefit proceeds to you or your estate.

CHANGING THE          During an Insured's life, you may change the owner. You
OWNER OR              may change the beneficiary(ies) during an Insured's life,
BENEFICIARY(IES)      unless a beneficiary was designated as an irrevocable
                      beneficiary. To make this change, please write our Variable Life Service Center. The request and the change must be in a form satisfactory to us and we must actually receive the request. The change will take effect as of the date you signed the request. If the request is undated, the change will take effect the first business day received at our Variable Life Service Center.
                      Changing the owner may have adverse tax consequences.

CANCELING A           You may cancel your Policy during the "free-look period"
POLICY                by returning it to us at our Variable Life Service
                      Center. The free-look period expires 10 days after you receive the Policy, or longer if required by state law.
                      If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. Within 7 calendar days after we receive the returned Policy, we will refund an amount equal to the sum of all premiums paid for the Policy, minus any partial surrenders or unpaid loans taken, or other amounts as required under state law.

Premiums

GENERAL The premium sufficient to fund a Policy depends on a number of factors, such as the age, gender (where applicable), and risk class of a proposed Insured, the desired Specified Amount, any supplemental benefits, and investment performance of the Subaccounts. The minimum initial premium is the amount required to issue the Policy. The minimum amount required to issue the Policy is dependent upon a number of factors including the amount of insurance requested, the age, gender (if applicable) and risk factors of the Insured. The minimum Specified Amount is $100,000. See the "Fee Tables" and "Charges and Deductions" provisions of this prospectus for additional information on fees and charges associated with this Policy. The minimum subsequent premium is $15. We will usually credit your initial premium payment to the Policy on the later of the date we approve your application and the date we receive your payment. We will credit any subsequent premium payment to your Policy on the Valuation Day we receive the payment at our Variable Life Service Center. After you pay the initial premium, you may make unscheduled premium payments of at least $250 at any time subject to certain restrictions. Unless you direct us otherwise, we apply unscheduled premium payments first to repay any Policy Debt.

                      For your convenience, we will monitor your Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract under the Code. See the "Tax Considerations" provision of this prospectus. We reserve the right to limit the number and amount of any unscheduled premium payments.

                      Your Policy will enter the grace period if, on the Monthly Anniversary Date, the Surrender Value of your Policy is too low to cover the monthly deduction. You will need to make an additional premium to prevent your Policy from terminating. However, so long as the Net Total Premium is at least equal to the Continuation Amount, your Policy will not lapse during the Continuation Period, even if your Surrender Value is too low to cover the monthly deduction. See the "Termination -- Premium to Prevent Termination" provision of this prospectus.

TAX-FREE              We will accept money from another policy as part of your
EXCHANGES             initial premium, if that policy qualifies for a tax-free
(1035 EXCHANGES)      exchange under Section 1035 of the Code. If you
                      contemplate such an exchange, you should consult a tax adviser to learn the potential tax effects of such a transaction. We will accept 1035 exchanges even if there is an outstanding loan on the other policy, so long as the outstanding loan is no more than 50% of the rollover premium. We may allow higher loan percentages. Replacing your existing coverage with this Policy may not be to your advantage.

CERTAIN               If you replace an existing GE Life and Annuity Assurance
INTERNAL              Company (or one of our affiliated companies) fixed
EXCHANGES             permanent life insurance policy with this Policy, we may
                      waive some or all of any applicable surrender charge on the fixed permanent life insurance policy, provided that:

                        (1) the fixed permanent life insurance policy has a
                            positive Surrender Value at the time of the exchange; and

                        (2) the entire Account Value in the fixed permanent
                            life insurance policy is rolled over into the Policy.

                      If you qualify, the maximum amount of surrender charge we will waive on the fixed permanent life insurance policy is equal to 0.03 multiplied by the Account Value.

PERIODIC              When you apply for a Policy, you may select a periodic
PREMIUM PLAN          premium payment plan. Under the periodic premium plan,
                      you may choose to receive a premium notice either annually, semi-annually, or quarterly. You can also arrange for annual, semi-annual, quarterly or monthly premium payments paid via automatic deduction from your bank account or any other similar account we accept. You are not required to pay premiums in accordance with this premium plan; you can pay more or less than planned or skip a planned premium payment entirely. Subject to our administrative servicing guidelines, you can change the amount of planned premiums or switch between frequencies by providing satisfactory instructions to our Variable
                      Life Service Center. Any change will be effective upon our receipt of the instructions. Depending on your Account Value at the time of an increase in the Specified
                      Amount and the amount of the increase requested, a change in your periodic premium payments may be advisable. See the "Death Benefit -- Changing the Specified Amount" provision of this prospectus.

                      Generally, the minimum amount of premium we will accept in connection with a periodic premium payment plan is $15; you may have to pay a higher amount to keep the Policy in force. See the "Termination -- Premium to Prevent Termination" provision of this prospectus.

ALLOCATING            When you apply for a Policy, you specify the percentage
PREMIUMS              of your Net Premium we allocate to each Subaccount. You
                      may only direct your Net Premiums and assets to 10
                      Subaccounts at any given time. You can change the future premium allocation percentages at any time by writing or calling our Variable Life Service Center. Allocation percentages and how allocations are received are subject to certain limitations. The change will apply to all premiums we receive with or after we receive your instructions. Each Net Premium allocation percentage must be a whole number totaling 100%.

                      Until we approve your application, receive all necessary forms including any subsequent amendments to the application, and receive the entire initial premium, we will place any premiums you pay into a non-interest bearing account. At Policy issue, we will then allocate your Net Premium to the Subaccounts based on the allocation percentages you specified in your application.

How Your Account Value Varies


ACCOUNT VALUE         Your Account Value is the entire amount we hold under
                      your Policy for you. The Account Value serves as a starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Subaccount and the amount held in the General Account to secure Policy Debt. We determine the
                      Account Value first on your Policy Date (or on the date we receive your initial premium at our Variable Life
                      Service Center, if later) and thereafter on each Valuation Day. We will not value Subaccount assets on days on which the New York Stock Exchange is closed for trading. Your Account Value will vary to reflect the performance of the Subaccounts to which you have allocated assets and also will vary to reflect Policy
                      Debt, charges for the monthly deduction, mortality and expense risk charges, transfers, partial surrenders, and Policy Debt repayments. Your Account Value may be more or less than the premiums you paid and you bear the investment risk with respect to the amounts allocated to the Subaccounts.

SURRENDER VALUE       The Surrender Value on any Valuation Day is the Account
                      Value reduced by:

                        (1) any surrender charge that we would deduct if you
                            surrendered the Policy that day; and

                        (2) any Policy Debt.

SUBACCOUNT            On any Valuation Day, the value of a Subaccount equals
VALUES                the number of units we credit to the Policy multiplied by
                      the Unit Value for that day. When you make allocations to a Subaccount, either by Net Premium allocation, transfer of assets, transfer of Policy Debt, loan interest from the General Account, or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the amount allocated, transferred or repaid to the Subaccount by the Unit Value for the Valuation Day when we effect the allocation, transfer or repayment. Amounts allocated to a Subaccount are credited to your Policy on the basis of the Subaccount Unit Value next determined after our receipt of your Net Premium, transfer, or loan repayment
                      (as the case may be).

                      The value of a Subaccount unit may increase or decrease to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine a Subaccount's Unit Value by multiplying the net investment factor for that Valuation Period by the Unit Value for the immediately preceding Valuation Period. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the underlying mutual fund shares because of the deduction of Separate Account charges.

                      Though the number of units will not change as a result of investment experience, the value of a unit may increase or decrease from Valuation Period to Valuation Period.

Transfers

GENERAL All owners may transfer all or a portion of their assets among the Subaccounts of the Separate Account on any Valuation Day, subject to certain restrictions that are stated below. We process transfers among the Subaccounts as of the end of the Valuation Period that we receive the transfer request in good order at our Variable Life Service Center. There may be limitations placed on multiple requests made at different times during the same Valuation Period involving the same Subaccounts. We may postpone transfers to, from or among the Subaccounts under certain circumstances. See the "Requesting Payments" provisions in this prospectus.

TRANSFERS             All owners may submit 12 Subaccount transfers each
AMONG THE             calendar year by voice response, telephone, facsimile,
SUBACCOUNTS           U.S. Mail or overnight delivery service. Once such 12
                      Subaccount transfers have been executed, a letter will be sent notifying owners that they may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted under any circumstances. Once we receive your mailed transfer request, such transfer cannot be cancelled. We also will not cancel transfer requests that have not yet been received, i.e., you may not call to cancel a transfer request sent by U.S. Mail or overnight delivery service. If you wish to change a transfer request sent by U.S. Mail or overnight delivery service, such change must also be sent in writing by U.S. Mail or by overnight delivery service. We will process that transfer request as of the Valuation Day the new transfer request is received at our Variable Life Service Center.

                      Currently, we assess a charge of $10 for each transfer after the first transfer in a calendar month. We reserve the right to assess a charge of $10 for every transfer. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

                      We also reserve the right to not honor your transfer request if your transfer is a result of more than one trade involving the same Subaccount within a 30 day period. We will generally invoke this right when either the Portfolio(s) or we see a pattern of frequent transfers between the same Portfolios within a short period of time (i.e., transfers among the same Subaccounts occur within five to 15 days of each other).

                      In addition, we may not honor transfers made by third parties. See the "Transfer by Third Parties" provision of this prospectus.

                      If a transfer request is not processed, a letter will be sent notifying you that your transfer request was not honored. If we do not honor a transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous paragraphs.

                      When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time. Also, because certain restrictions on transfers are applied at the discretion of the Portfolios in which the Subaccount invests, it is possible that owners will be treated differently and there could be inequitable treatment among owners if a Portfolio does not apply equal treatment to all shareholders. See the "Special Note on Frequent Transfers" provision of this prospectus.

                      These restrictions will apply to all owners and their designated third party(ies), unless such transfer is being made pursuant to:

                        (1) a Dollar Cost Averaging program;

                        (2) a Portfolio Rebalancing program;

                        (3) the terms of an approved Fund substitution or Fund
                            liquidation; or

                        (4) a Portfolio's refusal to allow the purchase of
                            shares, either on behalf of an individual owner or the entire Separate Account, in which case, the Portfolio's refusal to allow the purchase of shares will not be considered a transfer for calculation of the 12 transfers allowed per calendar year by voice response, telephone, facsimile, U.S. Mail or overnight delivery service.

                      Sometimes, we will not honor transfer requests. We will not honor a transfer request if:

                        (1) any Subaccount that would be affected by the
                            transfer is unable to purchase or to redeem shares of the Portfolio in which the Subaccount invests;

                        (2) the transfer would adversely affect Unit Values; or

                        (3) you attempt to make a transfer while the Policy is
                            in the grace period and there is no Account Value.

                      The affected Portfolio(s) determine whether items (1) or
                      (2) above apply.

                      We will treat all owners equally with respect to transfer requests.

TELEPHONE             All owners may make their first 12 transfers in any
TRANSACTIONS          calendar year among the Subaccounts by calling our
                      Variable Life Service Center provided we receive written authorization at our Variable Life Service Center to execute such transactions prior to such request. Transactions that can be conducted over the telephone include, but are not limited to:

                        (1) the first 12 transfers of assets among the
                            Subaccounts in any calendar year (this includes any changes in premium allocations when such changes include a transfer of assets);

                        (2) Dollar Cost Averaging; and

                        (3) Portfolio Rebalancing.

                      We employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, but are not limited to:

                        (1) requiring you or a third party to provide some form
                            of personal identification before we act on the telephone instructions;

                        (2) confirming the telephone transaction in writing to
                            you or a third party you authorized; and/or

                        (3) tape recording telephone instructions.

                      We reserve the right to limit or prohibit telephone transactions.

                      We will delay making a payment or processing a transfer request if:

                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or

                        (4) the SEC by order permits postponement of payment to
                            protect our owners.

                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Account Value may be affected since owners will not have access to their account.

CONFIRMATION OF       We will not be liable for following instructions that we
TRANSACTIONS          reasonably determine to be genuine. We will send you a
                      confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

SPECIAL NOTE ON       Please note that our telephone system may not always be
RELIABILITY           available. Any telephone system, whether it is yours,
                      your service provider's or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing to our Variable Life Service Center.

TRANSFERS BY          As a general rule and as a convenience to you, we allow
THIRD PARTIES         you to give a third party the right to conduct transfers
                      on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the Policy, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios, and the management of those Portfolios share this position.

                      We have procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted.

                      Consequently, we may refuse transfers made by third parties on behalf of an owner in a number of circumstances, which include but are not limited to:

                        (1) transfers made on behalf of many owners by one
                            third party (or several third parties who belong to the same firm) where the transfer involves the same Subaccounts and large amounts of assets;

                        (2) when we have not received adequate authorization
                            from the owner allowing a third party to make transfers on his or her behalf; and

                        (3) when we believe, under all facts and circumstances
                            received, that the owner or his or her authorized agent is not making the transfer.

                      We require documentation to provide sufficient proof that the third party making the trade is in fact duly authorized by the owner. This information includes, but is not limited to:

                        (1) documentation signed by the owner or a court
                            authorizing a third party to act on the owner's behalf;

                        (2) passwords and encrypted information;

                        (3) additional owner verification when appropriate; and

                        (4) recorded conversations.

                      We will not be held liable for refusing a transfer made by a third party when we have a reasonable basis for believing such third party is not authorized to make a transfer on the owner's behalf or we have a reasonable basis for believing the third party is acting in a fraudulent manner.

SPECIAL NOTE ON       The Separate Account does not accommodate frequent
FREQUENT              transfers of Account Value among Subaccounts. When owners
TRANSFERS             or someone on their behalf submit requests to transfer
                      all or a portion of their assets between Subaccounts, the requests result in the purchase and redemption of shares of the Portfolios in which the Subaccounts invest.
                      Frequent Subaccount transfers, therefore, cause corresponding frequent purchases and redemptions of shares of the Portfolios.

                      Frequent purchases and redemptions of shares of the Portfolios can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. Accordingly, when an owner or someone on their behalf engages in frequent Subaccount transfers, other owners and persons with rights under the Policies (such as the beneficiaries) may be harmed.

                      The Separate Account discourages frequent transfers, purchases and redemptions. To discourage frequent Subaccount transfers, we adopted the policy described in the "Transfers Among the Subaccount" section. This policy requires owners who request more than 12 Subaccount transfers in a calendar year to submit such requests in writing by U.S. Mail or by overnight delivery service (the "U.S. Mail requirement"). The U.S. Mail requirement creates a delay of at least one day between the time transfer decisions are made and the time such transfers are processed. This delay is intended to discourage frequent Subaccount transfers by limiting the effectiveness of abusive "market timing" strategies (in particular, "time-zone" arbitrage) that rely on "same-day" processing of transfer requests.

                      In addition, we will not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Unit Values. Whether these restrictions apply is determined by the affected Portfolio(s), and although we apply the restrictions uniformly when we receive information from the Portfolio(s), we cannot guarantee that the Portfolio(s) will apply their policies and procedures in a uniform basis.

                      There can be no assurance that the U.S. Mail requirement will be effective in limiting frequent Subaccount transfers or that we can prevent all frequent Subaccount transfer activity that may adversely affect owners, other persons with material rights under the Policies, or Portfolio shareholders generally. For instance, imposing the U.S. Mail requirement after 12 Subaccount transfers may not be restrictive enough to deter an owner seeking to engage in abusing market timing strategies.

                      We may revise our frequent Subaccount transfer policy and related procedures, at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter frequent transfer activity that may adversely affect owners, other persons with material rights under the Policies, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on owners engaging in frequent Subaccount transfers. For example, we may invoke our right to refuse transfers if the transfer involves the same Subaccount within a 30 day period and/or we may change our procedures to monitor for a different number of transfers within a specified time period or to impose a minimum time period between each transfer.

                      There are inherent risks that changing our policies and procedures in the future may not be effective in limiting frequent Subaccount transfers. We will not implement any policy and procedure at the Policy level that discriminates among owners; however, we may be compelled to adopt policies and procedures adopted by the Portfolios on behalf of the Portfolios and we will do so unless we cannot service such policies and procedures or we believe such policies and procedures contradict state or federal regulations or such policies and procedures contradict with the terms of your Policy.

                      As stated in the previous paragraph, each of the Portfolios in which the Subaccounts invest may have its own policies and procedures with respect to frequent purchases and redemption of Portfolio shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent Subaccount transfers. Owners should be aware that we may not have the contractual obligation nor the operational capability to monitor owners' Subaccount transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent Subaccount transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent Subaccount transfers.

                      Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. These omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. In addition, if a Portfolio believes an omnibus order we submit may reflect one or more Subaccount transfer requests from owners engaged in frequent transfer activity, the Portfolio may reject a portion of or the entire omnibus order. If a Portfolio rejects part of an omnibus order it believes is attributable to transfers that exceed its market timing policies and procedures, it will return the amount to us, and we will credit the amount to the Policy owner as of the Valuation Day of our receipt of the amount. You may realize a loss if the Unit Value on the Valuation Day we credit the amount back to your account has increased since the original date of your transfer.

                      We apply our policies and procedures without exception, waiver, or special arrangement.

DOLLAR COST           The Dollar Cost Averaging program permits you to
AVERAGING             systematically transfer on a monthly or quarterly basis a
                      set dollar amount from the Subaccount investing in the GE
                      Investments Funds, Inc. -- Money Market Fund (the "Money
                      Market Subaccount") to any combination of Subaccounts other than the Money Market Subaccount (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the Policy). The Dollar Cost
                      Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

                      You may participate in the Dollar Cost Averaging program by completing a Dollar Cost Averaging agreement or by calling our Variable Life Service Center. To use the Dollar Cost Averaging program, you must transfer at least $100 from the Money Market Subaccount to any Subaccount other than the Money Market Subaccount. If any transfer would leave less than $100 in the Money Market Subaccount from which transfers are being made, we will transfer the entire amount. Once elected, Dollar Cost Averaging remains in effect from the date we receive your request until the value of the Money Market Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. The Dollar Cost Averaging program will start 30 days after we receive your premium payment and instructions, unless you specify an earlier date.

                      There is no additional charge for Dollar Cost Averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer charge, or for calculating the maximum number of transfers we may allow in a calendar year via telephone or facsimile. We may, from time to time, offer various Dollar Cost Averaging programs. We reserve the right to discontinue new Dollar Cost Averaging programs or to modify such programs at any time and for any reason.

PORTFOLIO             Once you allocate your premium among the Subaccounts, the
REBALANCING           performance of each Subaccount may cause your allocation
                      to shift. You may instruct us to automatically rebalance on a quarterly, semi-annual or annual basis your assets to return to the percentages specified in your allocation instructions. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing form. Your percentage allocations must be in whole percentages. Subsequent changes to your percentage allocations may be made at any time by writing or calling our Variable Life Service
                      Center. Once elected, Portfolio Rebalancing remains in effect from the date we receive your request until you instruct us to discontinue Portfolio Rebalancing.

                      There is no additional charge for using Portfolio Rebalancing, and we do not consider a transfer under this program a transfer for purposes of assessing a transfer charge, or for calculating any limit on maximum number of transfers we may impose in a calendar year via telephone or facsimile. We reserve the right to discontinue or modify the Portfolio Rebalancing program at any time and for any reason. We also reserve the right to exclude certain Subaccounts from Portfolio Rebalancing. Portfolio Rebalancing does not guarantee a profit or protect against a loss.

Death Benefit

                      As long as the Policy remains in force, we will pay the Death Benefit proceeds upon receipt by our Variable Life Service Center of satisfactory proof of the Insured's death. See the "Requesting Payments" provision of this prospectus. We will pay the Death Benefit proceeds to the named beneficiary(ies).

AMOUNT OF             The amount of Death Benefit payable equals:
DEATH BENEFIT
PAYABLE
                         . the Death Benefit proceeds determined under the
                           Death Benefit option in effect on the date of death of the Insured;

                         . plus any supplemental Death Benefit provided by
                           rider;

                         . minus any Policy Debt on that date; and

                         . minus the premium that would have been required to
                           keep the Policy in force if the date of death occurred during a grace period.

                      Under certain circumstances, we may further adjust the amount of the Death Benefit payable. See the "Incontestability," the "Misstatement of Age or Gender" and the "Suicide" provisions of this prospectus.

                      The minimum Specified Amount is $100,000.

DEATH BENEFIT         A Policy must satisfy the Guideline Premium Test to
OPTIONS               qualify as a life insurance contract for purposes of
                      Section 7702 of the Code. There are two Death Benefit
                      Options under the Policy. The Death Benefit will be the greater of the Death Benefit under the Death Benefit option you select or the minimum Death Benefit resulting from the Guideline Premium Test. The Statement of
                      Additional Information contains more information about how we determine the Death Benefit.

                      For any Death Benefit option, the calculation of the minimum Death Benefit is shown in the Policy. The minimum Death Benefit generally is the lowest Death Benefit which will qualify the Policy as life insurance under Section 7702 of the Code.

                      The Death Benefit is set forth below:

                         . Under Option A, the Death Benefit is the Specified
                           Amount plus the Account Value.

                         . Under Option B, the Death Benefit is the Specified
                           Amount.

                      Under all options, we determine the Specified Amount and the Account Value on the Valuation Day of the death of the Insured.

                      Under Death Benefit Option A, the Death Benefit proceeds will vary directly with the investment performance of the Portfolios. Under Death Benefit Option B, the Death Benefit proceeds ordinarily will not change until the applicable percentage amount of the Account Value exceeds the Specified Amount or you change the Specified Amount.

CHANGING THE          You select the Death Benefit option when you apply for
DEATH BENEFIT         the Policy. You may change your Death Benefit option at
OPTION                any time by writing to our Variable Life Service Center.
                      The effective date of the change will be the Monthly
                      Anniversary Date after we receive the request for the change. We will send you revised Policy data pages reflecting the new option and the effective date of the change. We will adjust the Specified Amount on the effective date of the change in Death Benefit option to ensure the Death Benefit after the change equals the Death Benefit before the change. A change in the Death
                      Benefit option will affect the cost of insurance charges.
                      A change in the Death Benefit may have Federal tax consequences. See the "Tax Considerations" provision of this prospectus, as well as the Statement of Additional
                      Information for more information.


CHANGING THE          After a Policy has been in effect for one year, you may
SPECIFIED             increase or decrease the Specified Amount. To make a
AMOUNT                change, you must send your written request and the Policy
                      to our Variable Life Service Center. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may change your cost of insurance.

                      Any change in the Specified Amount will affect the maximum premium limitation. If a decrease in the Specified Amount causes the premiums to exceed new lower limitations required by Federal tax law, we will withdraw the excess from the Account Value and refund that amount to you so that the Policy will continue to meet the requirements as a life insurance Policy under the Code. We will withdraw the assets that we refund from each Subaccount on a pro rata basis. A decrease may cause us to assess a surrender charge and may require us to pay excess Account Value.

                      Any decrease in the Specified Amount will become effective on the Monthly Anniversary Date after the date we receive the request. The decrease will first apply to coverage provided by the most recent increase, then to the next most recent increases successively, then to the coverage under the original application. During the Continuation Period, we will not allow a decrease unless the Account Value less any Policy Debt is greater than the surrender charge. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy when we issued it.

                      To apply for an increase in Specified Amount, you must complete a supplemental application and submit evidence of insurability satisfactory to us. Any approved increase will become effective on the date shown in the supplemental Policy data page. Please note that an increase will not become effective if the Policy's Surrender Value is too low to cover the monthly deduction for the Policy Month following the increase.

                      An increase in the Specified Amount will increase the Continuation Amount.

                      A change in your Specified Amount may have Federal tax consequences. See the "Tax Considerations" provision of this prospectus.

CHARGE FOR            If there is an increase in the Specified Amount, there
INCREASE IN           will be a one-time charge per increase of at least $1.50
SPECIFIED             per $1,000 of increase in Specified Amount (this charge
AMOUNT                is guaranteed never to exceed $300). This charge is
                      assessed to cover the costs associated with administering and underwriting the increase. This charge will be included in the monthly deduction for the month the increase becomes effective.

Surrenders and Partial Surrenders

SURRENDERS            You may cancel and surrender your Policy at any time
                      before the Insured dies. The Policy will terminate on the Valuation Day we receive your request for surrender at our Variable Life Service Center. If you cancel or surrender your Policy, you will not be able to reinstate the Policy.

                      We will pay you the Surrender Value in a lump sum unless you make other arrangements. You will incur a surrender charge if you surrender your Policy during the first 15 Policy years. This charge remains level for the first five Policy years, then declines to zero at the end of year 15, or age 95 of the Insured if earlier. See the "Charges and Deductions -- Surrender Charge" provision of this prospectus. A surrender may have adverse tax consequences. See the "Tax Considerations" provision of this prospectus.

PARTIAL               You may take partial surrenders if you elect Death
SURRENDERS            Benefit Option A. If you elect Death Benefit Option B,
                      you may take partial surrenders only after the first
                      Policy year. The minimum partial surrender amount is $500.

                      We will assess a processing fee for each partial surrender equal to the lesser of $25 or 2% of the amount partially surrendered. See the "Charges and Deductions -- Partial Surrender Processing Fee" provision of this prospectus. The amount of the partial surrender will equal the amount you requested to surrender adjusted for any processing fee, if assessed.

                      When you request a partial surrender, you can direct how we deduct the partial surrender from your Account Value. If you provide no directions, or if the amount of assets in any of the Subaccounts you specified is inadequate, we will deduct the partial surrender on a pro-rata basis from among all Subaccounts in which you have allocated assets.

EFFECT OF             A partial surrender will reduce both the Account Value
PARTIAL               and the Death Benefit proceeds by the amount of the
SURRENDERS            partial surrender. A partial surrender may have Federal
                      tax consequences. See the "Tax Considerations" provision of this prospectus, as well as the Statement of Additional Information for additional information.

Loans

GENERAL               You may borrow up to:

                         . 90% of the difference between your Account Value at
                           the end of the Valuation Period during which we received your loan request and any surrender charges on the date of the loan;

                         . less any outstanding Policy Debt.

                      When we make a loan, we transfer an amount equal to the loan proceeds from your Account Value in the Separate Account to our General Account and hold it as "collateral" for the loan. If you do not direct an allocation for this transfer, we will make the transfer on a pro-rata basis from each Subaccount in which you have invested. We will credit interest at an annualized effective rate of at least 4% on that collateral.

                      We may charge and credit different rates on Policy debt depending on your Policy year and whether we are loaning you a portion of premiums paid (non-preferred) or earnings (preferred).

                      For non-preferred loans, we currently credit interest at an annualized effective rate of 4.0% on collateral corresponding to Policy Debt and currently charge interest daily at an annualized effective rate of 6.0% on outstanding Policy Debt. For preferred loans after the tenth Policy year, we credit interest at an annualized effective rate of 6.0% on collateral corresponding to Policy Debt and charge interest daily at an annualized effective rate of 6.0% on outstanding Policy Debt, essentially providing a Policy loan without an interest charge. After Policy year 20, the amount eligible for preferred loan rates is equivalent to 130% of earnings.

                      We transfer Account Value equal to the amount of the loan into a Loan Account where you will receive an interest credit. Rates may vary based on the timing of your loan:

                                             Non-Preferred Loans
                                              All Policy Years   Preferred Loans
                                               (and Preferred      Policy Year
                                              Loans Years 1-10)   11 and Later
              ------------------------------------------------------------------
              Current Interest Rate Charged          6.0%              6.0%
              Current Interest Rate Credited         4.0%              6.0%
              ------------------------------------------------------------------
              Net Rate                               2.0%              0.0%
              ------------------------------------------------------------------
              Maximum Interest Rate Charged          6.0%              6.0%
              Minimum Interest Rate Credited         4.0%              4.0%
              ------------------------------------------------------------------
              Guaranteed Net Loan Rate               2.0%              2.0%
              ------------------------------------------------------------------

                      Loans will reduce the Account Value, the Surrender Value and the Death Benefit proceeds and may cause the Policy to lapse if not repaid.

                      Interest is due and payable at the end of each Policy year while a Policy loan is outstanding. If, on any Policy anniversary, you have not paid interest accrued since the last Policy anniversary, we add the amount of the interest to the loan and this becomes part of your outstanding Policy Debt. We transfer the interest due from each Subaccount on a pro-rata basis.

REPAYMENT OF          You may repay all or part of your Policy Debt at any time
POLICY DEBT           while an Insured is living and the Policy is in effect.
                      We will treat any unscheduled premium payments by you
                      (other than the initial premium) first as the repayment of any outstanding Policy Debt, unless otherwise instructed. We will first apply any repayment to reduce the portion of Policy Debt that is not Preferred Policy
                      Debt. We will treat the portion of the payment in excess of any outstanding Policy Debt as an additional premium payment. See the "Premiums" provision of this prospectus.

                      When you repay a loan, we transfer an amount equal to the repayment from our General Account to the Separate Account and allocate it as you directed when you repaid the loan. If you provide no directions, we will allocate the amount according to your current instructions for premium allocations.

                      You must send loan repayments to our Variable Life Service Center. We will credit the repayments as of the Valuation Day we receive them at our Variable Life Service Center.

EFFECT OF             A Policy loan impacts the Policy, because we reduce the
POLICY LOANS          Death Benefit proceeds and Surrender Value under the
                      Policy by the amount of any outstanding loan plus interest you owe on the loan. Repaying the loan causes the Death Benefit proceeds and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account's investment performance. Amounts transferred from the Separate
                      Account as collateral will affect the Account Value, whether or not the loan is repaid, because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Separate Account.

                      There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. See the "Tax Considerations" provision of this prospectus.

                      We will notify you if the sum of your loans plus any interest you owe on the loans is more than the Account Value, less applicable surrender charges; or, if during the Continuation Period, the sum of your loans plus any interest you owe on the loans is more than the Account Value less any applicable surrender charges, and the Net Total Premium is less than the Continuation Amount. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may terminate.

Termination

PREMIUM TO            Generally, if on a Monthly Anniversary Date, the
PREVENT               Surrender Value of your Policy is too low to cover the
TERMINATION           monthly deduction, a grace period will begin. In that
                      case, we will mail you notice of the additional premium necessary to prevent your Policy from terminating. You will have a 61 day grace period from the date we mail the notice to make the required premium payment.

                      However, so long as the Net Total Premium is at least equal to the Continuation Amount, your Policy will not lapse during the Continuation Period, even if your Surrender Value is too low to cover the monthly deduction. At the end of the Continuation Period, you may, however, have to make an additional premium payment to keep the Policy in force.

GRACE PERIOD          If the Insured should die during the grace period before
                      you pay the required premium, the Death Benefit proceeds will still be payable to the beneficiary(ies), although we will reduce the amount of the Death Benefit payable by the amount of premium that would have been required to keep the Policy in force. If you have not paid the required premium before the grace period ends, your Policy will terminate. If the Policy terminates, the Policy will have no value and no benefits will be payable. However, you may reinstate your Policy under certain circumstances. See the Statement of Additional
                      Information for more information about the grace period.

REINSTATEMENT         If you have not surrendered your Policy, you may
                      reinstate your Policy within three years after termination, provided you meet certain conditions, including the payment of the necessary premium and submission of satisfactory evidence of insurability. See your Policy and the Statement of Additional Information for further information.

EXCHANGE              During the first 24 Policy Months, you may convert the
PRIVILEGE             Policy to a permanent fixed benefit Policy offered by us
                      or by one of our affiliates. If you object to a material change in the investment policy of the Separate Account or the Subaccounts, you also may convert the Policy to a permanent fixed benefit Policy within 60 days after the change. In either case, you may elect either the same
                      Death Benefit proceeds or the Death Benefit proceeds minus your Account Value as the existing Policy at the time of conversion. We will base premiums on the same age at issue and risk class of the Insured as the existing
                      Policy. The conversion will be subject to an equitable adjustment in payments and Account Value to reflect variances, if any, in the payments and assets under the existing Policy and the new Policy. See your Policy for further information.

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Requesting Payments

                      You may send your written requests for payment to our Variable Life Service Center or give them to one of our authorized agents for submission to our Variable Life Service Center. We will ordinarily pay any Death Benefit proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within 7 days after receipt at our Variable Life Service Center of your written request and all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the Valuation Day of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Variable Life Service Center receives all required documents. We may pay the Death Benefit proceeds in a lump sum or under an Optional Payment Plan. See the "Optional Payment Plans" provision of this prospectus and the Statement of Additional Information.

                      In most cases, when we pay Death Benefit proceeds in a lump sum, we will pay these proceeds either:

                        (1) to your designated beneficiary(ies) directly in the
                            form of a check; or

                        (2) by establishing an interest bearing account called
                            the "GE Secure Access Account" for the designated beneficiary(ies) in the amount of Death Benefit proceeds payable.

                      When establishing the GE Secure Access Account we will send the beneficiary(ies) a checkbook within 7 days after we receive all the required documents, and the beneficiary(ies) will have immediate access to the account simply by writing a check for all or any part of the amount of the Death Benefit proceeds payable. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the beneficiary(ies) with regard to the form of Death Benefit payment, we will automatically establish the GE Secure Access Account.

                      Any Death Benefit proceeds that we pay in a lump sum will include interest from the date of death to the date of payment. We will credit interest at a rate we set, or a rate set by law if greater. The minimum interest rate which we may credit is 2.5%. We will not credit interest beyond one year or any longer time set by law. We will reduce Death Benefit proceeds by any outstanding Policy Debt and any due and unpaid charges and will increase Death Benefit proceeds by any benefits added by rider.

                      We also may defer making payments attributable to a check or draft that has not cleared the bank on which it is drawn.

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




                      State law requires that we reserve the right to defer payments from the General Account for payment of the Death Benefit proceeds for up to six months from the date we receive the request for payment.

                      If mandated under applicable law, we may be required to reject a premium payment and/or block an owner's account and thereby refuse any requests for transfers, surrenders, partial surrenders, loans or death benefits until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your account to government regulators.

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


Tax Considerations

INTRODUCTION          This part of the prospectus discusses the Federal income
                      tax treatment of the Policy. The Federal income tax treatment of the Policy is complex and sometimes uncertain and may vary with your particular circumstances.

                      This discussion is general and is not intended as tax advice. It does not address all of the Federal income tax rules that may affect you and your Policy. This discussion also does not address Federal estate or gift tax consequences, or state or local tax consequences, associated with a Policy. As a result, you should always consult a tax adviser about the application of the tax rules and regulations to your individual situation.

TAX STATUS OF         Federal income tax law generally grants favorable
THE POLICY            treatment to life insurance; the proceeds paid on the
                      death of the Insured are generally excluded from the gross income of the beneficiary(ies), and the owner is not taxed on increases in the Account Value unless amounts are distributed while the Insured is alive. The
                      Policy is designed to comply with the Guideline Premium
                      Test under the tax laws, which are described in the Statement of Additional Information.

                      Regardless of the tax compliance test selected, two other requirements must be met for your Policy to receive favorable tax treatment as life insurance:

                         . the investments of the Separate Account must be
                           "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations; and

                         . your right to choose particular investments for a
                           Policy must be limited.

                      Investments in the Separate Account must be diversified. The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of the Portfolios in which the Separate Account invests, are "adequately diversified." If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Account Value over the premiums paid for the Policy.

                      Although we do not control the investments of all of the Portfolios (we only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Portfolios will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                      Restrictions on the extent to which an owner can direct the investment of assets. In some circumstances, owners of variable contracts who possess excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy, we believe that the owner of a Policy should not be treated as the owner of the separate account assets. We reserve the right to modify the Policy to bring it in conformity with applicable standards should such modifications be necessary to prevent an owner of the Policy from being treated as the owner of the underlying separate account assets. However, there is no assurance such efforts would be successful.

                      No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any Policy or of any transaction involving a Policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Account Value until there is a distribution from your Policy.

TAX TREATMENT         Death Benefit proceeds and Account Value increases.  A
OF POLICIES --        Policy's treatment as life insurance for Federal income
GENERAL               tax purposes generally has the following results:

                         . Death Benefit proceeds are excludable from the gross
                           income of the beneficiary;

                         . you are not taxed on increases in the Account Value
                           unless amounts are distributed from the Policy while the Insured is alive;

                         . the taxation of amounts distributed while the
                           Insured(s) is alive depends upon whether your Policy is a "modified endowment contract." The term "modified endowment contract" is defined in the section entitled "Definition of a Modified Endowment Contract" located in the "Special Rules for Modified Endowment Contracts" provision of this prospectus.

                      If the Insured survives beyond age 100, the IRS may seek to deny the tax-free treatment of the Death Benefit proceeds and instead to tax you on the amount by which your Account Value exceeds your "investment in the contract." Your "investment in the contract" generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income. Because we believe the Policy continues to meet the Federal tax definition of life insurance beyond age 100, we have no current plans to withhold or report taxes in this situation.

                      Partial and full surrenders. If your Policy is not a modified endowment contract, you will generally pay tax on the amount of a partial or full surrender only to the extent it exceeds your "investment in the contract."

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




                      Accelerated Benefit Rider. Your Policy may contain an Accelerated Benefit Rider, which provides you with access to a portion of the Death Benefit if the Insured becomes terminally ill. The accelerated benefit payment is treated in the same manner as Death Benefit proceeds for tax purposes, meaning that it generally will be excludable from gross income. But if the Insured under the Policy is an officer, director, or employee of the owner of the Policy, or is financially interested in the trade or business of the owner, the payment would be taxable in part.

                      Loans. If your Policy is not a modified endowment contract, the tax treatment of a loan received under the Policy is uncertain. You should consult a tax adviser as to the tax treatment of such loan.

SPECIAL RULES         Definition of a "modified endowment contract."  Special
FOR MODIFIED          rules apply to a Policy classified as a modified
ENDOWMENT             endowment contract. A Policy will be classified as a
CONTRACTS             modified endowment contract if either of the following is
                      true:

                         . if premiums are paid more rapidly than allowed by a
                           "7-pay test" under the tax law. At your request, we will let you know the amount of premium that may be paid for your Policy in any year that will avoid modified endowment contract treatment under the 7-pay test;

                         . if the Policy is received in exchange for another
                           policy that is a modified endowment contract.

                      If there is a reduction of benefits during the first seven years under a single life Policy, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face value. If there is a "material change" in the benefits or terms, then the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the Death Benefit which is due to the payment of an unnecessary premium. Unnecessary premiums generally are premiums, paid into the Policy which are not needed in order to provide a Death Benefit equal to the lowest Death Benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

                      If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

                      Tax treatment of modified endowment contracts. If a Policy is classified as a modified endowment contract, the following special rules apply:

                         . a partial surrender will be taxable to you to the
                           extent that your Account Value exceeds your investment in the Policy;

                         . a loan from the Policy (together with any unpaid
                           interest included in Policy Debt), and the amount of any assignment or pledge of the Policy, will be taxed in the same manner as a partial surrender.

                      A penalty tax of 10% will be imposed on the amount of any full or partial surrender, loan and unpaid loan interest included in Policy Debt, assignment, or pledge on which you must pay tax. However, the penalty tax does not apply to a distribution made:

                        (1) after you reach age 59 1/2;

                        (2) because you have become disabled, within the
                            meaning of the tax law; or

                        (3) in substantially equal periodic payments (not less
                            frequently than annually) made over your life or life expectancy (or over the joint lives or life expectancies of you and your beneficiary, within the meaning of the tax law).

                      Special rules if you own more than one modified endowment contract. All modified endowment contracts that we (or any of our affiliates) issue to you within the same calendar year will be combined to determine the amount of any distribution from the Policy that will be taxable to you.

                      Interpretative issues. The tax law's rules relating to modified endowment contracts are complex and open to considerable variation in interpretation. You should consult your tax adviser before making any decisions regarding changes in coverage under or distributions, including loans, from your Policy.

1035 EXCHANGES        The right to change owners and changes reducing future
                      amounts of Death Benefit proceeds may have tax consequences depending upon the circumstances of each change. The exchange of one life insurance policy for another life insurance policy generally is not taxed
                      (unless cash is distributed or a loan is reduced or forgiven). However, the Insured under the new policy must be the same as the insured under the exchanged policy.

BUSINESS USES OF      Businesses can use the Policies in various arrangements,
A POLICY              including nonqualified deferred compensation or salary
                      continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.
                      The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing
                      Policy should consult a tax adviser.

TAX SHELTER           Owners that are corporations should consult a tax adviser
REGULATIONS           about the treatment of the Policy under the Treasury
                      Regulations applicable to corporate tax shelters.

ALTERNATIVE           There may also be an indirect tax upon the income in the
MINIMUM TAX           Policy or the proceeds of a Policy under the Federal
                      corporate alternative minimum tax, if the owner is subject to that tax.

INCOME TAX            We may be required to withhold and pay to the IRS a part
WITHHOLDING           of the taxable portion of each distribution made under a
                      Policy. However, in many cases, you may elect not to have any amounts withheld. You are responsible for payment of all taxes and early distribution penalties, regardless of whether you request that no taxes be withheld or if we do not withhold a sufficient amount of taxes. At the time you request a distribution from the Policy, we will send you forms that explain the withholding requirements.

TAX STATUS OF         Under existing Federal income tax law, we do not expect
THE COMPANY           to incur any Federal income tax liability on the income
                      or gains in the Separate Account. Based upon this expectation, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we are required to pay taxes on some or all of the income and gains earned by the Separate Account, we may impose a charge for those taxes.

                      We may also incur state and local taxes, in addition to premium taxes for which a deduction from premiums is currently made. At present, these taxes are not significant. If there is a material change in state or local tax laws, we may impose a charge for any taxes attributable to the Separate Account.

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




OTHER                 The transfer of the Policy or designation of a
CONSIDERATIONS        beneficiary may have Federal, state, and/or local
AND CHANGES IN        transfer and inheritance tax consequences, including the
TAX LAW               imposition of gift, estate, and generation-skipping
                      transfer taxes. This prospectus does not address those issues.

                      This discussion is based on our understanding of the Federal income tax law existing on the date of this prospectus. Congress, the IRS, and the courts may modify these laws at any time, and may do so retroactively. Any person concerned about the tax implications of ownership of a Policy should consult a tax adviser.

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


Distribution of the Policies

                      We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico and Texas as GE Capital Brokerage Corporation) (collectively, "Capital Brokerage Corporation") for the distribution of the Policies. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the Policies. The Policies are no longer issued for new sales, although new premium payments may be made by existing Policy owners under the terms of the Policy. Capital Brokerage Corporation is located at 3001 Summer Street, 2nd Floor, Stamford, Connecticut 06905

                      Capital Brokerage Corporation was organized as a corporation under the laws of the State of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commission in the states in which it operates and is a member of the NASD.

                      Capital Brokerage Corporation offered the Policies through registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.nasdr.com or by calling (800) 289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with us.

                      Capital Brokerage Corporation also entered into selling agreements with an affiliated broker-dealer (although these Policies are no longer offered for new sales). The registered representatives were (and still may be) registered with the NASD and the states in which they do business, are (or were when the Policies were sold) licensed as insurance agents in the state in which they do business and are (or were when the Policies were sold) appointed with us.

                      When the Policies were sold, we paid compensation to Capital Brokerage Corporation for the sale of the Policy. The maximum commission paid to Capital Brokerage Corporation in the first Policy year was 50% of the first year target premium (based on age, gender, Specified Amount, risk class and other factors) plus up to 4.0% of premiums paid in excess of the first year target premium. In renewal years, Capital Brokerage Corporation received up to 4.0% of premiums paid. This commission may have been returned to us if the Policy was not continued through the first Policy year. Compensation may still be paid for any subsequent premium payments received. Compensation can consist of an "up front" commission or a "trail" commission. The maximum up front commission paid for subsequent premium payments received is

                      4.0%. The maximum trail commission paid is 0.20% of Account Value, less any Policy Debt, for all Policy years beginning in year 2.

                      We do not offer this Policy for new sales. Therefore, we do not offer sales incentives and other special promotions for the sale of this product.

                      Commissions paid on premium payments received from the Policies are not charged directly to you or against your Cash Value, but indirectly through fees and charges imposed under the Policies.

                      All commissions paid come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the Policy does not vary as a result of such payments.

                      Life insurance policies, such as this Policy, may have varied expenses, but such expenses are based on the underwriting criteria listed in the Policy and in the prospectus. Such factors include, but are not limited to: age, gender, the requested Specified Amount and the risk class of the Insured.

                      During 2004, 2003 and 2002, $3.4 million, $3.6 million and $4.8 million, respectively, was paid to Capital Brokerage Corporation for new premium payments received. In 2004, 2003 and 2002, no underwriting commissions were paid to Capital Brokerage Corporation.

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Other Policy Information

OPTIONAL              The Policy currently offers the following five Optional
PAYMENT PLANS         Payment Plans, free of charge, as alternatives to the
                      payment of a Death Benefit or Surrender Value in a lump sum (see "Requesting Payments" provision of this prospectus):

                         . Income for a Fixed Period;

                         . Life Income;

                         . Income of a Definite Amount;

                         . Interest Income; and

                         . Joint Life and Last Survivor Income.

                      These options are described in the Statement of Additional Information.

                      You may select an Optional Payment Plan in your application or by writing our Variable Life Service Center. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. See the "Tax Treatment of Policies" provision of this prospectus. Even if the Death Benefit under the Policy is excludible from income, payments under Optional Payment Plans may not be excludible in full. This is because earnings on the Death Benefit after the Insured's death are taxable and payments under the Optional Payment Plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Optional Payment Plans. Amounts allocated to an Optional Payment Plan will earn interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

DIVIDENDS             The Policy is non-participating. We will not pay
                      dividends on the Policy.

INCONTESTABILITY      The limitations on our right to contest the Policy are
                      described in the Statement of Additional Information.

SUICIDE               Our obligations in the event an Insured commits suicide
EXCLUSION             are described in the Statement of Additional Information.


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MISSTATEMENT OF       We will adjust the Death Benefit proceeds if you misstate
AGE OR GENDER         an Insured's age or gender in your application.

WRITTEN NOTICE        You should send any written notice to us at our Variable
                      Life Service Center at the address listed on page 1 of this prospectus. The notice should include the Policy number and the full name of the Insured. We will send any notice to the address shown in the application unless an appropriate address change form has been filed with us.

TRUST If you name a trust as the owner or beneficiary of the Policy and the trustee subsequently exercises ownership rights or claims benefits thereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of Policy benefits to the trustee will release us from all obligations under the Policy to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

OTHER CHANGES         At any time, we may make such changes in the Policy as
                      are necessary:

                         . to assure compliance at all times with the
                           definition of life insurance prescribed by the Code;

                         . to make the Policy, our operations, or the operation
                           of the Separate Account conform with any law or regulation issued by any government agency to which they are subject; or

                         . to reflect a change in the operation of the Separate
                           Account, if allowed by the Policy and applicable regulations.

                      Only the President or a Vice President of the Company has the right to change the Policy. No financial representative appointed as our agent has the authority to change the Policy or waive any of its terms. The President or a Vice President of the Company must sign all endorsements, amendments, or riders to be valid.

REPORTS We maintain records and accounts of all transactions involving the Policy, the Separate Account, and Policy Debt. Within 30 days after each Policy anniversary, we will send you a report showing information about your Policy. The report will show:

                         . the Specified Amount;

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




                         . the Account Value;

                         . the value in each Subaccount;

                         . the Surrender Value;

                         . the Policy Debt; and

                         . the premiums paid and charges made during the Policy
                           year.

                      We also will send you an annual and a semi-annual report for each Portfolio underlying a Subaccount to which you have allocated assets, as required by the 1940 Act. In addition, when you pay premiums or if you take out a Policy loan, make transfers or take partial surrenders, you will receive a written confirmation of these transactions.

SUPPLEMENTAL          There are several supplemental benefits that may be added
BENEFITS              to a Policy. These benefits may not be available in all
                      states or markets.

                      All riders are available at the time the Policy is issued or any time thereafter with the exception of the waiver of Planned Periodic Premium Rider which is only available at issue. Riders may be canceled at any time by notifying us in writing at our Variable Life Service Center.

                      We will deduct monthly charges from your Account Value as part of the monthly deduction for the benefits described below except for the Accelerated Benefit Rider, for which there is no charge. See the "Charges and Deductions -- Monthly Deduction" provision of this prospectus.

                      Additional rules and limits apply to these supplemental benefits. Please ask your financial representative for further information and individual illustrations or contact our Variable Life Service Center at the address or telephone number listed on page 1 of this prospectus.

                      Accelerated Benefit Rider. You may elect an accelerated benefit if the Insured is terminally ill. There is no charge for the election of this rider. The Accelerated Benefit Rider provides you with access to a portion of the Death Benefit during the Insured's lifetime, if the Insured is diagnosed with a terminal illness. Additional information concerning this rider, including the amount and when it becomes available, is included in the Statement of Additional Information.

                      Accidental Death Benefit Rider. This rider provides an additional Death Benefit should the Insured's death occur as a result of an accident (as defined by the rider). Amounts provided by this benefit are in addition to the Specified Amount of the base Policy. The Specified Amount of the rider can be from $5,000 to $200,000, but may not exceed the Specified Amount of the base Policy. The maximum monthly charge is $0.19 per $1,000 of Specified Amount but ends at Attained Age 70 when the rider expires.

                      Additional Insured Rider. An additional Insured can be added with this term insurance rider. The rider is available to the same issue ages and risk classes as the base Insured. The minimum amount of insurance is $10,000 and the maximum is the Specified Amount on the base Policy. This rider also contains a conversion option that expires on the Policy anniversary nearest the additional Insured's 70th birthday. The cost of this rider will not exceed the cost of insurance on a guaranteed basis. This rider is based on the additional Insured's age, risk class and gender.

                      Children's Insurance Rider. This rider provides available insurance coverage for each child of the Insured. The minimum amount of insurance coverage is $2,000; the maximum amount is $10,000. There is a conversion privilege at the Policy anniversary nearest each child's 25th birthday or when the Policy ends, if earlier. If the Insured dies while the Policy is in effect, each child that is covered under this rider will receive a fully-paid Policy for the rider amount of insurance. The current and maximum monthly rate for this rider is $0.50 per $1,000 of rider insurance coverage.

                      Waiver of Monthly Deduction Rider. In the event of total disability, this rider provides premium payments for the Policy. The rider is available for issue ages 15-60 (rating restrictions may apply). The amount of premium benefit equals the maximum monthly deduction required to keep the Policy in force. Coverage under this rider ends on the Policy anniversary nearest the Insured's 65th birthday unless the Insured has been continuously disabled for the previous five years. The maximum cost of the rider is 31.83% of the total monthly cost of insurance charges, including rider cost of insurance.

                      Waiver of Planned Periodic Premium Rider. This rider is only available at issue and will provide a benefit in the form of planned monthly premium payments to the Policy in the event of a disability (as defined in the rider). Coverage under this rider ends on the Policy anniversary that occurs on or nearest to the Insured's 65th birthday unless the Insured has been continuously disabled for the previous five years occurring before that date. The cost of this rider is based on a percentage of the total monthly benefit. This rider does not guarantee the Policy will not terminate. The monthly benefit amount selected may not be sufficient at the time of disability to cover all Policy costs.


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USING THE             You can assign the Policy as collateral security. You
POLICY AS             must notify us in writing at our Variable Life Service
COLLATERAL            Center on the appropriate form if you assign the Policy.
                      Any payments we make before we receive notice of the assignment will not be affected. We are not responsible for the validity of an assignment. An assignment may affect your rights and the rights of the beneficiary(ies).

REINSURANCE           We may reinsure a portion of the risks assumed under the
                      Policies.

LEGAL                 We face a significant risk of litigation and regulatory
PROCEEDINGS           investigations and actions in the ordinary course of
                      operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits and breaches of fiduciary or other duties to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages, which may remain unknown for substantial periods of time. We are also subject to various regulatory inquiries, such as information requests, subpoenas and books and record examinations, from state and federal regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

                      Recently, the insurance industry has become the focus of increased scrutiny by regulatory and law enforcement authorities concerning certain practices within the insurance industry. This scrutiny includes the commencement of investigations and other proceedings by the New York State Attorney General and other governmental authorities relating to allegations of improper conduct in connection with the payment of, and the failure to disclose, contingent commissions by insurance companies to insurance brokers and agents, the solicitation and provision of fictitious or inflated quotes and the use of inducements to brokers or companies in the sale of insurance products. We have not received a subpoena or inquiry from the State of New York with respect to these matters. As part of industry-wide inquiries in this regard, we have received inquiries and

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                      informational requests from federal and state regulatory
                      authorities. We are cooperating with these regulatory authorities in connection with their inquiries.

                      Recent industry-wide inquiries also include those regarding market timing and late trading in variable annuity contracts, variable annuity sales practices/exchanges and electronic communication document retention practices. In this regard, we responded in late 2003 to a New York State Attorney General subpoena regarding market timing and late trading in variable products and mutual funds. We have not received any further inquiries from the New York State Attorney General regarding this matter.

                      Although we do not believe that the current investigations and proceedings will have a material adverse effect on our business, financial condition or results of operations, we cannot assure you that this will be the case. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to further investigations and have lawsuits filed against us. In any event, increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operation.

                      In our investment-related operations, we are subject to, and may become subject to further litigation involving commercial disputes with counterparties or others and class action and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers or breached fiduciary or other duties to customers. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships.

                      We were named as a defendant in a lawsuit, McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co., related to the sale of universal life insurance policies. The complaint was filed on November 1, 2000, in Georgia state court, as a class action on behalf of all persons who purchased certain universal life insurance policies and alleges improper practices in connection with the sale and administration of universal life policies. The plaintiffs sought unspecified compensatory and punitive damages. On December 1, 2000, we removed the case to the U.S. District Court for the Middle District of Georgia. We have vigorously denied liability with respect to the plaintiff's allegations. Nevertheless, to avoid the risks and costs associated with protracted litigation and to resolve our differences with policyholders, we agreed in principle on October 8, 2003 to settle the case on a nationwide class basis. The settlement provides benefits to the class, and allows us to continue to serve our customers' needs undistracted by disruptions caused by litigation. The court gave final

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                      approval to the settlement on August 12, 2004. In the
                      third quarter of 2003, we accrued $50 million in reserves relating to this litigation, which represents our best estimate of bringing this matter to conclusion. The precise amount of payments in this matter cannot be estimated because they are dependent upon the number of individuals who ultimately will seek relief in the claim form process of the class settlement, the identity of such claimants and whether they are entitled to relief under the settlement terms and the nature of the relief to which they are entitled. That process is currently underway. In addition, approximately 650 class members elected to exclude themselves from the class action settlement. In the fourth quarter of 2004, we reached an agreement in principle to settle the threatened claims of policyholders who had excluded approximately 512 policies from the class action settlement. At that time, we accrued a reserve for the settlement in principle. We have also been named as a defendant in six lawsuits brought by 67 class members who elected to exclude themselves from the class action settlement. We cannot determine at this point whether or how many other class members who have excluded themselves from the class action will initiate individual actions against us, or the effect of such suits or claims, including the six pending lawsuits, on our financial condition, results of operations or business reputation.

                      In addition, we were named as a defendant in five lawsuits brought by individuals claiming that William Maynard, one of our former dedicated sales specialists, and Anthony Allen, one of our former independent producers, converted customer monies and engaged in various fraudulent acts. The five cases are, Monger v. Allen, Maynard, and GE Life and Annuity Assurance Company ("GELAAC") (filed October 24, 2003), Warfel v. Allen, Maynard, adVenture Publishing, and GELAAC (filed February 6, 2004), Hanrick v. Allen, Maynard and GELAAC (filed March 10, 2004), Modlin v. Allen, et al. (filed June 17,
                      2004), and Clark v. Allen, 66 et al. (filed June 25,
                      2004). The Monger and Hanrick cases have been settled. The remaining three cases are in their preliminary stages and are pending in the state court of Cumberland County, North Carolina. The suits allege that GELAAC failed to properly supervise Allen and Maynard and that GELAAC is responsible for Allen's and Maynard's conduct. Specifically, Monger alleged conversion, negligence, fraudulent misrepresentation, constructive fraud, unfair and deceptive trade practices, violations of the Investment Company Act of 1940 and negligent supervision. Warfel alleged breach of contract, conversion, breach of fiduciary duty, fraud, constructive fraud, negligent misrepresentation, negligent supervision and unfair and deceptive trade practices. Hanrick alleged conversion, negligence, fraudulent misrepresentation, constructive fraud, unfair and deceptive trade practices and negligent supervision. Modlin and Clark make similar allegations. The total amount allegedly invested by the plaintiffs in the three unresolved actions is approximately $883,000. The plaintiff in Warfel seeks damages of $1.4 million and the plaintiffs in

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                      Modlin and Clark seek unspecified compensatory damages.
                      In addition, each plaintiff seeks treble damages, as well as punitive damages of an unspecified amount. Additionally, in the fourth quarter of 2004, we reached an agreement in principle to settle the threatened claims of a putative class of individuals who had dealings with Allen and Maynard. At that time we accrued a reserve for the settlement in principle. In October 2003, Allen and Maynard were arrested and charged with conversion in Cumberland County, North Carolina for allegedly failing to remit $30,000 in premiums that they received from a client to GELAAC. Allen has also been indicted in Cumberland County, North Carolina for converting the funds of numerous other individuals. We cannot determine the ultimate outcome of these suits or whether any related or similar suits or claims will be asserted against us in the future, or the effect of such suits or claims on our financial condition, results of operations or reputation.

                      Although it is not anticipated that these developments will have an adverse impact on the Separate Account or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

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


Financial Statements

                      We have included the consolidated financial statements of the Company and its subsidiary and financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company and its subsidiary from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company and its subsidiary only as bearing on our ability to meet our obligations under the Policies. You should not consider the consolidated financial statements of the Company and its subsidiary as affecting the investment performance of the assets held in the Separate Account.

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Definitions

                      The following terms are used throughout the prospectus:

                      Account Value -- The total amount of assets allocated to each Subaccount.

                      Attained Age -- The Insured's age on the Policy Date plus the number of full years since the Policy Date.

                      Code -- The Internal Revenue Code of 1986, as amended.

                      Company -- GE Life and Annuity Assurance Company.

                      Continuation Amount -- A cumulative amount set forth on the Policy data pages for each month of the Continuation Period representing the minimum Net Total Premium required to keep the Policy in force during the Continuation Period.

                      Continuation Period -- The number of Policy years during which the Policy will not lapse if the Net Total Premium is at least equal to the Continuation Amount for the number of Policy Months that the Policy has been in force.

                      Death Benefit -- The amount determined under the Death Benefit option in effect as of the date of death of the Insured.

                      Fund -- Any open-end management investment company or unit investment trust in which the Separate Account invests.

                      General Account -- Assets of the Company other than those allocated to the Separate Account or any of our other separate accounts.

                      Insured -- The person upon whose life is insured under the Policy.

                      Monthly Anniversary Date -- The same date in each month as the Policy Date.

                      Net Premium -- The portion of each premium you allocate to one or more Subaccounts. It is equal to the premium paid times the Net Premium Factor.

                      Net Premium Factor -- The factor we use in determining the Net Premium which reflects a deduction from each premium paid.

                      Net Total Premium -- On any date, Net Total Premium equals the total of all premiums paid to that date minus
                      (a) divided by (b), where:

                        (a) is any outstanding Policy Debt, plus the sum of any
                            partial surrenders to date; and

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                        (b) is the Net Premium Factor.

                      Optional Payment Plan -- A plan under which any part of Death Benefit proceeds or Surrender Value proceeds can be used to provide a series of periodic payments to you or your beneficiary(ies).

                      Planned Periodic Premium -- A level premium amount scheduled for payment at fixed intervals over a specified period of time.

                      Policy -- The Policy and application(s), including any riders and endorsements.

                      Policy Date -- The date as of which we issue the Policy and the date as of which the Policy becomes effective. We measure Policy years and anniversaries from the Policy Date. The Policy Date is shown on the Policy data pages. If the Policy Date would otherwise fall on the 29th, 30th, or 31st day of a month, the Policy Date will be the 28th.

                      Policy Debt -- The amount of outstanding loans plus any accrued interest. Policy Debt is deducted from proceeds payable at the death of the Insured.

                      Policy Month -- A one-month period beginning on a Monthly Anniversary Date and ending on the day immediately preceding the next Monthly Anniversary Date.

                      Portfolio -- A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objectives. Not all Portfolios may be available in all states or in all markets.

                      Separate Account -- GE Life & Annuity Separate Account II, a segregated asset account of the Company to which you allocate Net Premiums.

                      Specified Amount -- An amount we use in determining insurance coverage.

                      Subaccounts -- A subdivision of the Separate Account, the assets of which are invested exclusively in a corresponding Portfolio of a Fund. A Subaccount may also be referred to as an Investment Subdivision in the Policy and/or marketing materials.

                      Surrender Value -- The amount we pay you when you surrender the Policy. It is equal to your Account Value minus any Policy Debt and minus any applicable surrender charge.

                      Unit Value -- A unit of measure we use to calculate the assets for each Subaccount.

                      Valuation Day -- Each day on which the New York Stock Exchange is open for regular trading except for days that the Subaccount's corresponding Portfolio does not value its shares.

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                      Valuation Period -- The period that starts at the close
                      of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

                      Variable Life Service Center -- The office to which all written and telephone inquiries concerning the Policy or the Portfolios should be made: 3100 Albert Lankford Drive, Lynchburg, Virginia 24501, (800) 352-9910.

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                      The Statement of Additional Information includes
                      additional information about GE Life & Annuity Separate Account II. We filed the Statement of Additional Information with the SEC. The Statement of Additional Information is incorporated by reference in this prospectus and it is legally a part of the prospectus.

                      For general information or to obtain free copies of:

                         . the Policy prospectus or the Portfolio prospectuses;

                         . the Statement of Additional Information;

                         . a personalized illustration of Death Benefit and
                           Surrender Values; or

                         . any required forms,

                      Call: (800) 352-9910

                      Or write: GE Life and Annuity Assurance Company
                                Variable Life Service Center
                                3100 Albert Lankford Drive
                                Lynchburg, Virginia 24501

                      Or contact your financial representative.

                      Information about the Policy also is available at www.gefinancialservice.com.

                      Information about GE Life & Annuity Separate Account II, including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about GE Life & Annuity Separate Account II are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, DC 20549-0102.

                      Investment Company Act File No. 811-04885.

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